Exhibit 3.1(a)

KIMCO REALTY CORPORATION

ARTICLES OF RESTATEMENT

THIS IS TO CERTIFY THAT:

FIRST:     Kimco Realty Corporation, a Maryland corporation (the “Corporation”), desires to restate its charter as currently in effect.

SECOND:     The following provisions and Exhibits A, B and C are all the provisions of the charter currently in effect.

ARTICLE I

The name of the corporation shall be Kimco Realty Corporation (the “Corporation”).

ARTICLE II

The name of the corporation’s registered agent is The Corporation Trust Incorporated, whose address is 351 West Camden Street, Baltimore, Maryland 21201.  The address of the principal office of the Corporation in the State of Maryland is c/o The Corporation Trust Incorporated, 351 West Camden Street, Baltimore, Maryland 21201.

ARTICLE III

The purposes for which the Corporation is formed are to engage in any lawful act or activity (including, without limitation or obligation, engaging in business as a real estate investment trust under the Internal Revenue Code of 1986, as amended, or any successor statute (the “Code”)) for which corporations may be organized under the general laws of the State of Maryland, as amended.  For purposes of these Articles, “REIT” means a real estate investment trust under Sections 856 through 860 of the Code.

ARTICLE IV

A.

The total number of shares of all classes of stock that the Corporation shall have authority to issue is one billion one hundred forty one million one hundred thousand (1,141,100,000) shares, consisting of seven hundred fifty million (750,000,000) shares of Common Stock, $0.01 par value per share (the “Common Stock”), three hundred eighty four million forty-six thousand (384,046,000) shares of Excess Stock, $0.01 par value per share (the “Excess Stock”), five million one hundred forty-six thousand (5,146,000) shares of Preferred Stock, $1.00 par value per share (the “Preferred Stock”), seven hundred thousand (700,000) shares of 6.65% Class F Cumulative Redeemable Preferred Stock, $1.00 par value per share (“Class F Redeemable Preferred Stock”), seven hundred thousand (700,000) shares of Class F Excess Preferred Stock, $1.00 par value per share (“Class F Excess Preferred Stock”), one hundred eighty-four thousand (184,000) shares of 7.75% Class G Cumulative Redeemable Preferred Stock, $1.00 par value per share (“Class G Redeemable Preferred Stock”), one hundred eighty-four thousand (184,000) shares of Class G Excess Preferred Stock, $1.00 par value per share (“Class G Excess Preferred Stock”), seventy thousand (70,000) shares of 6.90% Class H Cumulative Redeemable Preferred Stock, $1.00 par value per share (“Class H Redeemable Preferred Stock”) and seventy thousand (70,000) shares of Class H Excess Preferred Stock, $1.00 par value per share (“Class H Excess Preferred Stock”). The aggregate par value of all authorized shares having a par value is eighteen million three hundred ninety-four thousand four hundred sixty dollars ($18,394,460).

B.

Common Stock.

1.

Dividend Rights.  Subject to the preferential dividend rights, if any, of the Class A Preferred Stock and the Preferred Stock as may be determined by the Board of Directors of the Corporation pursuant to paragraph D of this Article IV, the holders of shares of the Common Stock shall be entitled to receive such dividends as may be authorized and declared by the Board of Directors of the Corporation.

2.

Rights Upon Liquidation.  Subject to the preferential rights, if any, of the Class A Preferred Stock and the Excess Preferred Stock and of the Preferred Stock, if any, as may be determined by the Board of Directors of the Corporation pursuant to paragraph D of this Article IV, in the event of any voluntary or involuntary liquidation, dissolution or winding up of, or any distribution of the assets of, the Corporation, each holder of shares of the Common Stock shall be entitled to receive, ratably with each other holder of shares of Common Stock and Excess Stock, that portion of the assets of the Corporation available for distribution to its stockholders as the number of shares of Common Stock held by such holder bears to the total number of shares of Common Stock and Excess Stock then outstanding.

3.

Voting Rights.  The holders of shares of the Common Stock shall be entitled to vote on all matters at all meetings of the stockholders of the Corporation, and shall be entitled to one vote for each share of the Common Stock entitled to vote at such meeting, voting together with the holders of shares of the Preferred Stock who are entitled to vote (subject to the voting rights of the Class A Preferred Stock and except as otherwise may be determined by the Board of Directors pursuant to paragraph D of this Article IV).

4.

Restriction on Transfer to Preserve Tax Benefit; Exchange For Excess Shares.

(a)

Definitions.  For the purpose of paragraphs B and C of this Article IV, the following terms shall have the following meanings:

“Acquisition Option Agreements” shall mean those certain Acquisition Option Agreements between the Corporation and its subsidiaries and KC Holdings, Inc., a Delaware corporation, and its subsidiaries relating to the option by the Corporation and its subsidiaries and KC Holdings, Inc. and its subsidiaries to acquire certain real estate properties, as those agreements may be amended from time to time.

“Beneficial Ownership” shall mean ownership of shares of Common Stock or Excess Stock by a Person who would be treated as an owner of such shares of Common Stock or Excess Stock either directly or constructively through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B).  The terms “Beneficial Owner,” “Beneficially Owns” and “Beneficially Owned” shall have the correlative meanings.

“Beneficiary” shall mean the beneficiary of the Trust as determined pursuant to subparagraph C(5) of this Article IV.

“Board of Directors” shall mean the Board of Directors of the Corporation.

“Common Equity Stock” shall mean stock that is either Common Stock or Excess Stock.

“Constructive Ownership” shall mean ownership of Common Stock or Excess Stock by a Person who would be treated as an owner of such shares of Common Stock or Excess Stock either directly or constructively through the application of Section 318 of the Code, as modified by Section 856(d)(5) of the Code.  The terms “Constructive Owner,” “Constructively Owns” and “Constructively Owned” shall have the correlative meanings.

“Existing Holder” shall mean (i) any Person who is the Beneficial Owner of Common Stock in excess of the Ownership Limit both immediately before and after the Initial Public Offering, so long as, but only so long as, such Person Beneficially Owns Common Stock in excess of the Ownership Limit and (ii) any Person (other than another existing Holder) to whom an Existing Holder Transfers Beneficial Ownership of Common Stock causing such transferee to Beneficially Own Common Stock in excess of the Ownership Limit.

“Existing Holder Limit” (i) for any Existing Holder who is an Existing Holder by virtue of clause (i) of the definition thereof, shall mean, initially, the percentage of the outstanding shares of Common Equity Stock Beneficially Owned by such Existing Holder on the date of the Initial Public Offering, and after any adjustment pursuant to subparagraph B(4)(i) of this Article IV, shall mean such percentage of the outstanding shares of Common Equity Stock as so adjusted; and (ii) for any Existing Holder who becomes an Existing Holder by virtue of clause (ii) of the definition thereof, shall mean, initially, the percentage of the value of the outstanding shares of Common Equity Stock Beneficially Owned by such Existing Holder at the time that such Existing Holder becomes an Existing Holder, and after any adjustment pursuant to subparagraph B(4)(i) of this Article IV, shall mean such percentage of the Outstanding Common Equity Stock as so adjusted.  From the date of the Initial Public Offering and prior to the Restriction Termination Date, the Secretary of the Corporation shall maintain and, upon request, make available to each Existing Holder, a schedule which sets forth the then current Existing Holder Limits for each Existing Holder.

“Initial Public Offering” means the sale of shares of Common Stock pursuant to the Company’s first effective registration statement for such Common Stock filed under the Securities Act of 1933, as amended.

“Market Price” shall mean the last reported sales price reported on the New York Stock Exchange for Common Stock on the trading day immediately preceding the relevant date, or if the Common Stock is not then traded on the New York Stock Exchange, the last reported sales price of the Common Stock on the trading day immediately preceding the relevant date as reported on any exchange or quotation system over which the Common Stock may be traded, or if the Common Stock is not then traded over any exchange or quotation system, then the market price of the Common Stock on the relevant date as determined in good faith by the Board of Directors.

“Ownership Limit” shall initially mean 2.0% in value of the outstanding shares of Common Equity Stock of the Corporation, and after any adjustment as set forth in subparagraph B(4)(j) of this Article IV, shall mean such greater percentage (but not more than 9.8%) of the outstanding shares of Common Equity Stock as so adjusted.

“Person” shall mean an individual, corporation, partnership, estate, trust (including a trust qualified under Section 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity and also includes a group as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended; but does not include an underwriter which participates in a public offering of the Common Stock for a period of 25 days following the purchase by such underwriter of the Common Stock provided that the ownership of Common Stock by such underwriter would not result in the Company being “closely held” within the meaning of Section 856(b) of the Code or otherwise result in the Company failing to qualify as a REIT.

“Purported Beneficial Transferee” shall mean, with respect to any purported Transfer which results in Excess Stock, the purported beneficial transferee for whom the Purported Record Transferee would have acquired shares of Common Stock, if such Transfer had been valid under subparagraph B(4)(b) of this Article IV.

“Purported Record Transferee” shall mean, with respect to any purported Transfer which results in Excess Stock, any record holder of the Common Equity Stock if such Transfer had been valid under subparagraph B(4)(b) of this Article IV.

“REIT” shall mean a real estate investment trust under Section 856 of the Code.

“Restriction Termination Date” shall mean the first day after the date of the Initial Public Offering on which the Board of Directors determines that it is no longer in the best interests of the Corporation to attempt to, or continue to, qualify as a REIT.

“Transfer” shall mean any sale, transfer, gift, assignment, devise or other disposition of Common Equity Stock (including (i) the granting of any option or entering into any agreement for the sale, transfer or other disposition of Common Equity Stock or (ii) the sale, transfer, assignment or other disposition of any securities or rights convertible into or exchangeable for Common Equity Stock), whether voluntary or involuntary, whether of record or beneficially and whether by operation of law or otherwise.

“Trust” shall mean the trust created pursuant to subparagraph C(1) of this Article IV.

“Trustee” shall mean the Corporation as trustee for the Trust, and any successor trustee appointed by the Corporation.

(b)

Restriction on Transfers.

(i)

Except as provided in subparagraph B(4)(1) of this Article IV, from the date of the Initial Public Offering and prior to the Restriction Termination Date, no Person (other than an Existing Holder) shall Beneficially Own shares of Common Stock in excess of the Ownership Limit, no Existing Holder shall Beneficially Own shares of Common Stock in excess of the Existing Holder Limit for such Existing Holder and no Person shall Constructively Own shares of Common Stock in excess of 9.8% in value of the outstanding Common Equity Stock.

(ii)

Except as provided in subparagraph B(4)(1) of this Article IV, from the date of the Initial Public Offering and prior to the Restriction Termination Date, any Transfer that, if effective, would result in any Person (other than an Existing Holder) Beneficially Owning Common Stock in excess of the Ownership Limit shall be void ab initio as to the Transfer of such shares of Common Stock which would be otherwise Beneficially Owned by such Person in excess of the Ownership Limit; and the intended transferee shall acquire no rights in such shares of Common Stock.

(iii)

Except as provided in subparagraph B(4)(1) of this Article IV, from the date of the Initial Public Offering and prior to the Restriction Termination Date, any Transfer that, if effective, would result in any Existing Holder Beneficially Owning Common Stock in excess of the applicable Existing Holder Limit shall be void ab initio as to the Transfer of such shares of Common Stock which would be otherwise Beneficially Owned by such Existing Holder in excess of the applicable Existing Holder Limit; and such Existing Holder shall acquire no rights in such shares of Common Stock.

(iv)

Except as provided in subparagraph B(4)(1) of this Article IV, from the date of the Initial Public Offering and prior to the Restriction Termination Date, any Transfer that, if effective, would result in any Person Constructively Owning Common Stock in excess of 9.8% in value of the outstanding shares of Common Equity Stock shall be void ab initio as to the Transfer of such shares of Common Stock which would be otherwise Constructively Owned by such person in excess of such amount; and the intended transferee shall acquire no rights in such shares of Common Stock.

(v)

Except as provided in subparagraph B(4)(1) of this Article IV, from the date of the Initial Public Offering and prior to the Restriction Termination Date, any Transfer that, if effective, would result in the Common Stock being Beneficially Owned by less than 100 Persons (determined without reference to any rules of attribution) shall be void ab initio as to the Transfer of such shares of Common Stock which would be otherwise Beneficially Owned by the transferee; and the intended transferee shall acquire no rights in such shares of Common Stock.

(vi)

From the date of the Initial Public Offering and prior to the Restriction Termination Date, any Transfer that, if effective, would result in the Corporation being “closely held” within the meaning of the Section 856(h) of the Code shall be void ab initio as to the Transfer of the shares of Common Stock which would cause the Corporation to be “closely held” within the meaning of Section 856(h) of the Code; and the intended transferee shall acquire no rights in such shares of Common Stock.

(c)

Exchange For Excess Stock.

(i)

If, notwithstanding the other provisions contained in this Article IV, at any time after the date of the Initial Public Offering and prior to the Restriction Termination Date, there is a purported Transfer or other change in the capital structure of the Corporation such that any Person would Beneficially Own Common Stock in excess of the applicable Ownership Limit or Existing Holder Limit, then, except as otherwise provided in subparagraph B(4)(1)(i), such shares of Common Stock in excess of such Ownership Limit or Existing Holder Limit (rounded up to the nearest whole share) shall be automatically exchanged for an equal number of shares of Excess Stock.  Such exchange shall be effective as of the close of business on the business day prior to the date of the Transfer or change in capital structure.

(ii)

If, notwithstanding the other provisions contained in this Article IV, at any time after the date of the Initial Public Offering and prior to the Restriction Termination Date, there is a purported Transfer or other change in the capital structure of the Corporation such that any Person Constructively Owns shares of Common Stock in excess of 9.8% in value of the outstanding shares of Common Equity Stock, then, except as otherwise provided in subparagraph B(4)(1)(ii), such shares of Common Stock in excess of such amount (rounded up to the nearest whole share) shall be automatically exchanged for an equal number of shares of Excess Stock.  Such exchange shall be effective as of the close of business on the business day prior to the date of the Transfer.

(iii)

If, notwithstanding the other provisions contained in this Article IV, at any time after the date of the Initial Public Offering and prior to the Restriction Termination Date, there is a purported Transfer or other change in the capital structure of the Corporation which, if effective, would cause the Corporation to become “closely held” within the meaning of Section 856(h) of the Code, then the shares of Common Stock being Transferred which would cause the Corporation to be “closely held” within the meaning of Section 856(h) of the Code (rounded up to the nearest whole share) shall be automatically exchanged for an equal number of shares of Excess Stock.  Such exchange shall be effective as of the close of business on the business day prior to the date of the Transfer.

(d)

Remedies For Breach.  If the Board of Directors or its designees shall at any time determine in good faith that a Transfer has taken place in violation of subparagraph B(4)(b) of this Article IV or that a Person intends to acquire or has attempted to acquire beneficial ownership (determined without reference to any rules of attribution), Beneficial Ownership or Constructive Ownership of any shares of stock of the Corporation in violation of subparagraph B(4)(b) of this Article IV, the Board of Directors or its designees shall take such action as it deems advisable to refuse to give effect or to prevent such Transfer, including, but not limited to, refusing to give effect to such Transfer on the books of the Corporation or instituting proceedings to enjoin such Transfer; provided, however, that any Transfers or attempted Transfers in violation of subparagraphs B(4)(b)(ii) through (iv) or subparagraph B(4)(b)(vi) of this Article IV shall automatically result in the exchange described in subparagraph B(4)(c), irrespective of any action (or non-action) by the Board of Directors.

(e)

Notice of Restricted Transfer.  Any Person who acquires or attempts to acquire shares in violation of subparagraph B(4) of this Article IV, or any Person who is a transferee such that Excess Stock results under subparagraph B(4)(c) of this Article IV, shall immediately given written notice to the Corporation of such event and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer or attempted Transfer on the Corporation’s status as a REIT.

(f)

Owners Required To Provide Information.  From the date of the Initial Public Offering and until the Restriction Termination Date:

(i)

every Beneficial Owner of more than 5% (or such other percentage, between ½ of 1% and 5%, as provided in the Income Tax Regulations promulgated under the Code) of the outstanding shares of Common Equity Stock of the Corporation shall, within 30 days after January 1 of each year, give written notice to the Corporation stating the name and address of such Beneficial Owner, the number of shares Beneficially Owned, and a description of how such shares are held.  Each such Beneficial Owner shall provide to the Corporation such additional information as the Corporation may request in order to determine the effect, if any, of such Beneficial Ownership on the Corporation’s status as a REIT.

(ii)

each Person who is a Beneficial Owner or Constructive Owner of shares of Common Stock and each Person (including the shareholder of record) who is holding shares of Common Stock for a Beneficial Owner or Constructive Owner shall provide to the Corporation such information that the Corporation may request, in good faith, in order to determine the Corporation’s status as a REIT.

(g)

Remedies Not Limited.  Nothing contained in this Article IV shall limit the authority of the Board of Directors to take such other action as it deems necessary or advisable to protect the Corporation and the interests of its stockholders by preservation of the Corporation’s status as a REIT.

(h)

Ambiguity.  In the case of an ambiguity in the application of any of the provisions of subparagraph B(4) of this Article IV, including any definition contained in subparagraph B(4)(a), the Board of Directors shall have the power to determine the application of the provisions of this subparagraph B(4) with respect to any situation based on the facts known to it.

(i)

Modification of Existing Holder Limits.  Subject to the 9.8% ownership limit set forth in subparagraph B(4)(b)(i), the Existing Holder Limits may be modified as follows:

(i)

Subject to the limitations provided in subparagraph B(4)(k), any Existing Holder may transfer shares of Common Stock to a Person who is already an Existing Holder up to the number of shares of Common Stock Beneficially Owned by such transferor Existing Holder in excess of the Ownership Limit.  Any such Transfer will decrease the Existing Holder Limit for such transferor Existing Holder and increase the Existing Holder Limit for such transferee Existing Holder by the percentage of the outstanding Common Equity Stock so Transferred.  The transferor Existing Holder shall give the Board of Directors prior written notice of any such Transfer.

(ii)

Upon any exercise of any option pursuant to the Acquisition Option Agreements, the Existing Holder Limits for each affected Existing Holder shall be increased, pro rata in accordance with the number of shares to be received among such Existing Holders, to the maximum extent possible under subparagraph B(4)(k) to permit the Beneficial Ownership of the shares of Common Stock issuable upon such exercise.

(iii)

Subject to the limitations provided in subparagraph B(4)(k), the Board of Directors may grant stock options which result in Beneficial Ownership of shares of Common Stock by an Existing Holder pursuant to a stock option plan approved by the stockholders of the Corporation.  Any such grant shall increase the Existing Holder Limit for the affected Existing Holder to the maximum extent possible under subparagraph B(4)(k) to permit the Beneficial Ownership of the shares of Common Stock issuable upon the exercise of such stock option.

(iv)

The Board of Directors may reduce the Existing Holder Limit for any Existing Holder, with the written consent of such Existing Holder, after any Transfer permitted in this subparagraph B(4) by such Existing Holder to a Person other than an Existing Holder or after the lapse (without exercise) of a stock option described in subparagraph B(4)(i)(iii).

(j)

Modification of Ownership Limit.  Subject to the limitations provided in subparagraph B(4)(k), the Board of Directors may from time to time increase the Ownership Limit.

(k)

Limitations on Modifications.

(i)

Neither the Ownership Limit nor any Existing Holder Limit may be increased (nor may any additional Existing Holder Limit be created) if, after giving effect to such increase (or creation), five Beneficial Owners of Common Stock (including all of the then Existing Holders) Beneficially Own, in the aggregate, more than 49.6% in value of the outstanding shares of Common Equity Stock.

(ii)

Prior to the modification of any Existing Holder Limit or Ownership Limit pursuant to subparagraphs B(4)(i) or B(4)(j) of this Article IV, the Board of Directors may require such opinions of counsel, affidavits, undertakings or agreements as it may deem necessary or advisable in order to determine or ensure the Corporation’s status as a REIT.

(iii)

No Existing Holder Limit shall be reduced to a percentage which is less than the Ownership Limit.

(iv)

The Ownership Limit may not be increased to a percentage which is greater than 9.8%.

(l)

Exceptions.

(i)

The Board of Directors, with a ruling from the Internal Revenue Service or an opinion of counsel, may exempt a Person from the Ownership Limits or the Existing Holder Limits, as the case may be, if such Person is not an individual for purposes of Section 542(a)(2) of the Code and the Board of Directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain that no individual’s Beneficial Ownership of such Common Stock will violate the Ownership Limit or the applicable Existing Holder Limit, as the case may be, and agrees that any violation or attempted violation will result in such Common Stock being exchanged for Excess Shares in accordance with subparagraph B(4)(c) of this Article IV.

(ii)

The Board of Directors, with a ruling from the Internal Revenue Service or an opinion of counsel, may exempt a Person from the limitation on a Person Constructively Owning shares of Common Stock in excess of 9.8% of the outstanding shares of Common Equity Stock, if such Person does not and agrees that it will not own, directly or constructively (by virtue of the application of Section 318 of the Code, as modified by Section 856(d)(5) of the Code), more than a 9.8% interest (as set forth in Section 856(d)(2)(B)) in a tenant of the Corporation and the Corporation obtains such representations and undertakings from such Person as are reasonably necessary to ascertain this fact and agrees that any violation or attempted violation will result in such shares of Common Stock in excess of 9.8% of the outstanding shares of Common Equity Stock being exchanged for Excess Shares in accordance with subparagraph B(4)(c) of this Article IV.

(m)

NYSE Settlement.  Nothing in this charter shall preclude the settlement of any transaction entered into through the facilities of the New York Stock Exchange, Inc.

5.

Legend.  Each certificate for Common Stock shall bear the following legend:

“The shares of Common Stock represented by this certificate are subject to restrictions on transfer for the purpose of maintenance of the Corporation’s status as a real estate investment trust under the Internal Revenue Code of 1986, as amended.  No Person may Beneficially Own shares of Common Stock in excess of 2.0% (or such greater percentage as may be determined by the Board of Directors of the Corporation) in value of the outstanding shares of  Common Equity Stock of the Corporation (unless such Person is an Existing Holder) and no Person may Constructively Own shares of Common Stock in excess of 9.8% in value of the outstanding Common Equity Stock of the Corporation.  Any Person who attempts to Beneficially Own or Constructively Own shares of Common Stock in excess of the above limitations must immediately notify the Corporation.  All capitalized terms in this legend have the meanings defined in the charter of the Corporation, a copy of which, including the restrictions on transfer, will be sent without charge to each stockholder who so requests.  If the restrictions on transfer are violated, the shares of Common Stock represented hereby may be automatically exchanged for shares of Excess Stock which will be held in trust by the Corporation.”

6.

Severability.  If any provision of this Article IV or any application of any such provision is determined to be invalid by any Federal or state court having jurisdiction over the issues, the validity of the remaining provisions shall not be affected and other applications of such provisions shall be affected only to the extent necessary to comply with the determination of such court.

C.

Excess Stock.

1.

Ownership in Trust.  Upon any purported Transfer that results in shares of Excess Stock pursuant to subparagraph B(4)(c) of this Article IV, such Excess Stock shall be deemed to have been transferred to the Corporation, as Trustee of a Trust for the exclusive benefit of such Beneficiary or Beneficiaries to whom an interest in such Excess Stock may later be transferred pursuant to subparagraph C(5).  Shares of Excess Stock so held in trust shall be issued and outstanding stock of the Corporation.  The Purported Record Transferee shall have no rights in such Excess Stock except the right to designate a transferee of such Excess Stock upon the terms specified in subparagraph C(5) of this Article IV.  The Purported Beneficial Transferee shall have no rights in such Excess Stock except as provided in subparagraph C(5).

2.

Dividend Rights.  Holders of shares of Excess Stock shall not be entitled to any dividends or distributions (except as provided in subparagraph C(3) of this Article IV).  Any dividend or distribution paid prior to the discovery by the Corporation that the shares of Common Stock have been exchanged for Excess Stock shall be repaid to the Corporation upon demand.

3.

Rights Upon Liquidation.  Subject to the preferential rights of the Class A Preferred Stock and of the Preferred Stock, if any, as may be determined by the Board of Directors of the Corporation pursuant to paragraph D of this Article IV, in the event of any voluntary or involuntary liquidation, dissolution or winding up of, or any distribution of the assets of, the Corporation, each holder of shares of Excess Stock shall be entitled to receive, ratably with each other holder of shares of Common Stock and Excess Stock, that portion of the assets of the Corporation available for distribution to its stockholders as the number of shares of the Excess Stock held by such holder bears to the total number of shares of Common Stock and Excess Stock then outstanding.  The Corporation, as holder of the Excess Stock in trust, or if the Corporation shall have been dissolved, any trustee appointed by the Corporation prior to its dissolution, shall distribute ratably to the Beneficiaries of the Trust, when determined, any such assets received in respect of the Excess Stock in any liquidation, dissolution or winding up of, or any distribution of the assets of the Corporation.

4.

Voting Rights.  The holder of shares of Excess Stock shall not be entitled to vote on any matter.

5.

Restrictions on Transfer; Designation of Beneficiary.  (a) Shares of Excess Stock shall not be transferrable.  The Purported Record Transferee may freely designate a Beneficiary of an interest in the Trust (representing the number of shares of Excess Stock held by the Trust attributable to the purported Transfer that resulted in the shares of Excess Stock), if (i) the shares of Excess Stock held in the Trust would not be Excess Stock in the hands of such Beneficiary and (ii) the Purported Beneficial Transferee does not receive a price for designating such Beneficiary that reflects a price per share for such Excess Stock that exceeds (x) the price per share such Purported Beneficial Transferee paid for the shares of Common Stock in the purported Transfer that resulted in shares of Excess Stock, or (y) if the Purported Beneficial Transferee did not give value for such Excess Shares (through a gift, devise or other transaction), a price per share equal to the Market Price on the date of the purported Transfer that resulted in shares of Excess Stock.  Upon such transfer of an interest in the Trustee, the corresponding shares of Excess Stock in the Trust shall be automatically exchanged for an equal number of shares of Common Stock and such shares of Common Stock shall be transferred of record to the transferee of the interest in the Trust if such shares of Common Stock would not be Excess Stock in the hands of such transferee.  Prior to any transfer of any interest in the Trust, the Purported Record Transferee must give advance notice to the Corporation of the intended transfer and the Corporation must have waived in writing its purchase rights under subparagraph C(6) of this Article IV.

(b)

Notwithstanding the foregoing, if a Purported Beneficial Transferee receives a price for designating a Beneficiary of an interest in the Trust that exceeds the amounts allowable under subparagraph C(5)(a) of this Article IV, such Purported Beneficial Transferee shall pay, or cause such Beneficiary to pay, such excess to the Corporation.

6.

Purchase Right in Excess Stock.  Shares of Excess Stock shall be deemed to have been offered for sale to the Corporation, or its designee, at a price per share equal to the lesser of (i) the price per share in the transaction that created such Excess Stock (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) and (ii) the Market Price on the date the Corporation, or its designee, accepts such offer.  The Corporation shall have the right to accept such offer for a period of ninety days after the later of (i) the date of the Transfer which resulted in such Excess Shares and (ii) the date the Board of Directors determines in good faith that a Transfer resulted in Excess Shares has occurred, if the Corporation does not receive a notice of such Transfer pursuant to subparagraph B(4)(a) of this Article IV.

D.

Preferred Stock.  The Board of Directors is hereby expressly vested with authority to provide for the issuance of the shares of Preferred Stock in one or more classes or one or more series, with such preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications, or terms or conditions of redemption, if any, as shall be stated and expressed in the resolution or resolutions providing for such shares adopted by the Board of Directors under the Maryland General Corporation Law.  Except as otherwise provided by law, the holders of the Preferred Stock of the Corporation shall only have such voting rights as are provided for or expressed in the resolutions of the Board of Directors relating to such Preferred Stock adopted pursuant to the authority contained in the charter of the Corporation.

ARTICLE V

The business and affairs of the Corporation shall be managed under the direction of the Board of Directors.  The Corporation shall have a board of eight (8) directors, unless the number is increased or decreased in accordance with the Bylaws of the Corporation.  However, the number of directors shall never be less than the minimum number required by Maryland General Corporation Law.  The directors are:

Milton Cooper

David B. Henry

Richard G. Dooley

Philip E. Coviello

Joe Grills

F. Patrick Hughes

Frank Lourenso

Richard B. Saltzman

In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter, amend or repeal the Bylaws of the Corporation.

ARTICLE VI

The election of directors of the Corporation need not be by written ballot unless the Bylaws of the Corporation shall so provide.

ARTICLE VII

The Board of Directors shall use its reasonable best efforts to cause the Corporation and the stockholders to qualify for federal income tax treatment in accordance with Sections 856 through 860 of the Code.  In furtherance of the foregoing, the Board of Directors shall use its reasonable best efforts to take such actions as are necessary, and may take such actions as in its sole judgment and discretion are desirable, to preserve the status of the Corporation as a REIT; provided, however, that if the Board of Directors determines that it is no longer in the best interests of the Corporation for it to continue to qualify as a REIT, the Board of Directors may revoke or otherwise terminate the Corporation’s REIT election.

ARTICLE VIII

To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers, no director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages.  Neither the amendment nor repeal of this Article, nor the adoption or amendment of any other provision of the charter or Bylaws inconsistent with this Article, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

ARTICLE IX

The Corporation shall have the power, to the maximum extent permitted by Maryland law in effect from time to time, to obligate itself to indemnify, and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to, (i) any individual who is a present or former director or officer of the Corporation or (ii) any individual who, while a director of the Corporation and at the request of the Corporation, serves or has served another corporation, partnership, joint venture, trust, employee benefit plan or any other enterprise as a director, officer, partner or trustee of such corporation, partnership, joint venture, trust, employee benefit plan or other enterprise.  The Corporation shall have the power, with the approval of its Board of Directors, to provide such indemnification to a person who served a predecessor of the Corporation in any of the capacities described in (i) or (ii) above and to any employee or agent of the Corporation or a predecessor of the Corporation.

ARTICLE X

The Corporation reserves the right from time to time to make any amendment to its charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in this charter, of any outstanding shares of stock.  All rights and powers conferred by the charter of the Corporation on stockholders, directors and officers are granted subject to this reservation.

ARTICLE XI

No holder of shares of stock of any class shall have any preemptive right to subscribe or to purchase any additional shares of any class, or any bonds or convertible securities of any nature; provided, however, that the Board of Directors may, in authorizing the issuance of shares of stock of any class or series, confer any preemptive right that the Board of Directors may deem advisable in connection with such issuance.

ARTICLE XII

The Board of Directors may authorize the issuance from time to time of shares of its stock of any class or series whether now or hereafter authorized, or securities convertible into shares of its stock of any class or series, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable, subject to such restrictions or limitations, if any, as may be set forth in the charter or Bylaws of the Corporation or in the general laws of the State of Maryland.

THIRD:  The foregoing restatement of the charter has been approved by a majority of the entire Board of Directors.

FOURTH:  The charter is not amended by these Articles of Restatement.

FIFTH:  The current address of the principal office of the Corporation is set forth in Article II of the foregoing restatement of the charter.

SIXTH:  The name and address of the Corporation’s current resident agent is as set forth in Article II of the foregoing restatement of the charter.

SEVENTH:  The number of directors of the Corporation and the names of those currently in office are as set forth in Article V of the foregoing restatement of the charter.

EIGHTH:  The Ownership Limit, as defined in subparagraph B(4)(a) of Article IV, has been increased from 2.0% to 9.8% by the Board of Directors in accordance with subparagraphs B(4)(j) and B(4)(k) of Article IV.

NINTH:  The undersigned Vice President acknowledges these Articles of Restatement to be the act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned Vice President acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the Corporation has caused these Articles of Restatement of the Corporation to be signed in its name and on its behalf by its Vice President and attested to by its Assistant Secretary on this 14th day of January, 2011.

ATTEST:	KIMCO REALTY CORPORATION

/s/ Kathleen M. Gazerro	By:	/s/ Bruce Rubenstein
Kathleen M. Gazerro		Bruce Rubenstein
Assistant Secretary		Vice President

EXHIBIT A

CLASS F PREFERRED STOCK

Pursuant to the authority granted to and vested in the Board of Directors (the “Board of Directors”) of Kimco Realty Corporation, a corporation organized and existing under the laws of the State of Maryland (the “Corporation”), in accordance with Article IV.D. of the charter of the Corporation (the “Charter”), the Board of Directors, by unanimous written consent on May 7, 2003, adopted resolutions reclassifying 700,000 shares (the “Shares”) of Preferred Stock (as defined in the Charter) as a separate class of Preferred Stock, 6.65% Class F Cumulative Redeemable Preferred Stock, $1.00 par value per share (“Class F Preferred Stock”), and reclassifying 700,000 shares (the “Class F Excess Shares”) of Preferred Stock (as defined in the Charter) as a separate class of stock, Class F Excess Preferred Stock, $1.00 par value per share (“Class F Excess Preferred Stock”), each with the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications, and terms and conditions of redemption set forth below:

6.65% CLASS F CUMULATIVE REDEEMABLE PREFERRED STOCK

A.

Certain Definitions.

Unless the context otherwise requires, the terms defined in this paragraph (A) shall have, for all purposes of the provisions of the Charter in respect of the Class F Preferred Stock, the meanings herein specified (with terms defined in the singular having comparable meanings when used in the plural).

Beneficial Ownership.  The term “Beneficial Ownership” shall mean ownership of stock by a Person who is or would be treated as an owner of stock either directly or constructively through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code.  In addition, “Beneficial Ownership” shall include ownership of Capital Stock by a Person who meets any one of its tests for beneficial ownership as set forth under Rule 13d-3 of the Securities Exchange Act of 1934, as amended.  The terms “Beneficial Owner,” “Beneficially Owns” and “Beneficially Owned” shall have the correlative meanings.

Beneficiary.  The term “Beneficiary” shall mean the beneficiary of the Trust as determined pursuant to subparagraph (11)(d)(1) of paragraph (F) below.

Business Day.  The term “Business Day” shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.

Capital Stock.  The term “Capital Stock” shall mean all classes of series of stock of the Corporation, including, without limitation, Common Equity, Class A Preferred Stock, Class B Preferred Stock, Class C Preferred Stock, Class D Preferred Stock, Class E Preferred Stock and Class F Preferred Stock.

Class A Preferred Stock.  The term “Class A Preferred Stock” shall mean the 7¾% Class A Cumulative Redeemable Preferred Stock, $1.00 par value per share, of the Corporation.

Class B Preferred Stock.  The term “Class B Preferred Stock” shall mean the 8½% Class B Cumulative Redeemable Preferred Stock, $1.00 par value per share, of the Corporation.

Class C Preferred Stock.  The term “Class C Preferred Stock” shall mean the 8⅜% Class C Cumulative Redeemable Preferred Stock, $1.00 par value per share, of the Corporation.

Class D Preferred Stock.  The term “Class D Preferred Stock” shall mean the 7.5% Class D Cumulative Convertible Preferred Stock, $1.00 par value per share, of the Corporation.

Class E Preferred Stock.  The term “Class E Preferred Stock” shall mean the Class E Floating Rate Cumulative Preferred Stock, $1.00 par value per share, of the Corporation.

Code.  The term “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

Common Equity.  The term “Common Equity” shall mean all shares now or hereafter authorized of any class of common stock of the Corporation, including the Common Stock, and any other stock of the Corporation, howsoever designated, authorized after the Initial Issue Date, which has the right (subject always to prior rights of any class or series of preferred stock) to participate in the distribution of the assets and earnings of the Corporation without limit as to per share amount.

Common Stock.  The term “Common Stock” shall mean the common stock, $.01 par value per share, of the Corporation.

Constructive Ownership.  The term “Constructive Ownership” shall mean ownership of Class F Preferred Stock or Class F Excess Preferred Stock by a Person who is or would be treated as an owner of such Class F Preferred Stock or Class F Excess Preferred Stock either directly or constructively through the application of Section 318 of the Code, as modified by Section 856(d)(5) of the Code.  The terms “Constructive Owner,” “Constructively Owns” and “Constructively Owned” shall have the correlative meanings.

Depositary Shares.  The term “Depositary Shares” shall mean the Depositary Shares each representing a one-tenth (1/10) fractional interest in a share of Class F Preferred Stock.

Dividend Payment Date.  The term “Dividend Payment Date” shall have the meaning set forth in subparagraph (2) of paragraph (B) below.

Dividend Period.  The term “Dividend Period” with respect to a share of Class F Preferred Stock shall mean the period from, and including, the Initial Issue Date to, but not including, the first Dividend Payment Date and thereafter, each quarterly period from, and including, the Dividend Payment Date commencing such period to, but not including, the succeeding Dividend Payment Date.

Initial Issue Date.  The term “Initial Issue Date” shall mean the date that shares of Class F Preferred Stock are first issued by the Corporation.

IRS.  The term “IRS” means the United States Internal Revenue Service.

Junior Stock.  The term “Junior Stock” shall mean, as the case may be, (i) the Common Equity and any other class or series of stock of the Corporation which is not entitled to receive any dividends in any Dividend Period unless all dividends required to have been paid or declared and set apart for payment on the Class F Preferred Stock shall have been so paid or declared and set apart for payment or (ii) the Common Equity and any other class or series of stock of the Corporation which is not entitled to receive any assets upon liquidation, dissolution or winding up of the affairs of the Corporation until the Class F Preferred Stock shall have received the entire amount to which such Class F Preferred Stock is entitled upon such liquidation, dissolution or winding up.

Liquidation Preference.  The term “Liquidation Preference” shall mean $250.00 per share of Class F Preferred Stock.

Market Price.  The term “Market Price” shall mean the price of the Class F Preferred Stock (i) as determined by multiplying by ten the last reported sales price of the Depositary Shares reported on the NYSE on the trading day immediately preceding the relevant date or, (ii) if the Depositary Shares are not then traded on the NYSE, as determined by multiplying by ten the last reported sales price of the Depositary Shares on the trading day immediately preceding the relevant date as reported on any exchange or quotation system over which the Depositary Shares may be traded or, (iii) if the Depositary Shares are not then traded over any exchange or quotation system, as determined in good faith by the Board of Directors of the Corporation.

NYSE.  The term “NYSE” shall mean New York Stock Exchange, Inc., including any successor thereto.

Ownership Limit.  The term “Ownership Limit” shall mean not more than 9.8% of the outstanding shares of Preferred Equity Stock.

Parity Stock.  The term “Parity Stock” shall mean, as the case may be, (i) any class or series of stock of the Corporation which is entitled to receive payment of dividends on a parity with the Class F Preferred Stock or (ii) any class or series of stock of the Corporation which is entitled to receive assets upon liquidation, dissolution or winding up of the affairs of the Corporation on a parity with the Class F Preferred Stock.  The term “Parity Stock” shall include the Class A Preferred Stock, the Class B Preferred Stock, the Class C Preferred Stock, the Class D Preferred Stock and the Class E Preferred Stock.

Person.  The term “Person” shall mean an individual, corporation, partnership, estate, trust (including a trust qualified under Section 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity; but does not include an underwriter which participates in a public offering of the Class F Preferred Stock or any interest therein, provided that such ownership by such underwriter would not result in the Corporation being “closely held” within the meaning of Section 856(h) of the Code, or otherwise result in the Corporation failing to qualify as a REIT.

Preferred Equity Stock.  The term “Preferred Equity Stock” shall mean shares of stock that are either Class F Preferred Stock or Class F Excess Preferred Stock.

Purported Beneficial Transferee.  The term “Purported Beneficial Transferee” shall mean, with respect to any purported Transfer or other event which results in Class F Excess Preferred Stock, the purported beneficial transferee or owner for whom the Purported Record Transferee would have acquired or owned shares of Class F Preferred Stock if such Transfer or ownership had been valid under subparagraph (1) of paragraph (F) below.

Purported Record Transferee.  The term “Purported Record Transferee” shall mean, with respect to any purported Transfer or other event which results in Class F Excess Preferred Stock, the record holder of the Preferred Equity Stock if such Transfer or ownership had been valid under subparagraph (1) of paragraph (F) below.

Record Date.  The term “Record Date” shall mean the date designated by the Board of Directors of the Corporation at the time a dividend is authorized as the date for determining stockholders entitled to payment of the dividend; provided, however, that such Record Date shall be the first day of the calendar month in which the applicable Dividend Payment Date falls or such other date designated by the Board of Directors that is not more than thirty (30) days nor less than ten (10) days prior to such Dividend Payment Date.

Redemption Date.  The term “Redemption Date” shall have the meaning set forth in subparagraph (2) of paragraph (D) below.

Redemption Price.  The term “Redemption Price” shall mean a price per share equal to $250.00 plus accrued and unpaid dividends thereon, if any, to the Redemption Date.

REIT.  The term “REIT” shall mean a real estate investment trust under Section 856 of the Code.

Senior Stock.  The term “Senior Stock” shall mean, as the case may be, (i) any class or series of stock of the Corporation created after the Initial Issue Date in accordance with subparagraph (1) of paragraph (E) ranking senior to the Class F Preferred Stock in respect of the right to receive dividends or (ii) any class or series of stock of the Corporation created after the Initial Issue Date in accordance with subparagraph (1) of paragraph (E) ranking senior to the Class F Preferred Stock in respect of the right to participate in any distribution upon liquidation, dissolution or winding up of the affairs of the Corporation.

Transfer.  The term “Transfer” shall mean any sale, transfer, gift, assignment, devise or other disposition of Preferred Equity Stock or Depositary Shares, including (i) the granting of any option or entering into any agreement for the sale, transfer or other disposition of Preferred Equity Stock or Depositary Shares or (ii) the sale, transfer, assignment or other disposition of any securities (or rights convertible into or exchangeable for Preferred Equity Stock or Depositary Shares), whether voluntary or involuntary, whether of record or beneficially or Beneficially or Constructively (including but not limited to transfers of interests in other entities which result in changes in Beneficial or Constructive Ownership of Preferred Equity Stock or Depositary Shares), and whether by operation of law or otherwise.

Trust.  The term “Trust” shall mean the trust created pursuant to subparagraph (11)(a) of paragraph (F).

Trustee.  The term “Trustee” shall mean the Corporation as trustee for the Trust, and any successor trustee appointed by the Corporation.

B.

Dividends.

1.

The record holders of Class F Preferred Stock shall be entitled to receive dividends, when, as and if authorized by the Board of Directors of the Corporation and declared by the Corporation, out of funds legally available for payment of dividends.  Such dividends shall be payable by the Corporation in cash at the rate of 6.65% per annum of the Liquidation Preference.

2.

Dividends on each outstanding share of Class F Preferred Stock shall accrue as set and be cumulative from the Initial Issue Date.  Dividends shall be payable quarterly in arrears when, as and if authorized by the Board of Directors of the Corporation and declared by the Corporation on January 15, April 15, July 15 and October 15 of each year, commencing on July 15, 2003 (each, a “Dividend Payment Date”).  If any Dividend Payment Date occurs on a day that is not a Business Day, any accrued dividends otherwise payable on such Dividend Payment Date shall be paid on the next succeeding Business Day.  The amount of dividends payable on Class F Preferred Stock for each full Dividend Period shall be computed by dividing by four (4) the annual dividend rate set forth in paragraph (1) of this paragraph (B) above.  The amount of dividends payable in respect of the first Dividend Period and any subsequent Dividend Period which is less than a full Dividend Period in length will be computed on the basis of a 360-day year consisting of twelve 30-day months.  Dividends shall be paid to the holders of record of the Class F Preferred Stock as their names shall appear on the stock transfer records of the Corporation at the close of business on the Record Date for such dividends.

Dividends in respect of any past Dividend Periods that are in arrears may be declared and paid at any time to holders of record on the Record Date therefor.  Any dividend payment made on shares of Class F Preferred Stock shall be first credited against the earliest accrued but unpaid dividend due with respect to the Class F Preferred Stock which remains payable.

3.

If any shares of Class F Preferred Stock are outstanding, no full dividends shall be declared or paid or set apart for payment on any Parity Stock or Junior Stock for any period unless full cumulative dividends have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for such payment on the Class F Preferred Stock for all past Dividend Periods and the then current Dividend Period.  When dividends are not paid in full (or a sum sufficient for such full payment is not so set apart) upon the shares of the Class F Preferred Stock and any Parity Stock, all dividends declared upon the shares of the Class F Preferred Stock and any such Parity Stock shall be declared pro rata so that the amount of dividends declared per share on the Class F Preferred Stock and all other such Parity Stock shall in all cases bear to each other the same ratio that accrued and unpaid dividends per share on the shares of the Class F Preferred Stock and all other such Parity Stock bear to each other.  No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on the Class F Preferred Stock which may be in arrears.

4.

Except as provided in subparagraph (3) of this paragraph (B), unless full cumulative dividends on the Class F Preferred Stock have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for payment for all past Dividend Periods and the then current Dividend Period, no dividends (other than in the form of Common Stock or other Junior Stock which is junior to the Class F Preferred Stock as to dividends and upon liquidation, dissolution or winding up of the affairs of the Corporation) shall be declared or paid or set apart for payment or other distribution shall be declared or made upon any Junior Stock or Parity Stock or any excess stock nor shall any Junior Stock or Parity Stock or any excess stock be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any shares of any such Junior Stock or Parity Stock) by the Corporation (except by conversion into or exchange for Junior Stock which is junior to the Class F Preferred Stock as to dividends and upon liquidation, dissolution or winding up of the affairs of the Corporation).

5.

Notwithstanding anything contained herein to the contrary, no dividends on shares of Class F Preferred Stock shall be authorized by the Board of Directors of the Corporation or declared by the Corporation or paid or set apart for payment by the Corporation at such time as the terms and provisions of any agreement of the Corporation, including any agreement relating to its indebtedness, prohibits such authorization, declaration, payment or setting apart for payment or provides that such authorization, declaration, payment or setting apart for payment would constitute a breach thereof or a default thereunder, or to the extent such declaration or payment shall be restricted or prohibited by law.

6.

Notwithstanding anything contained herein to the contrary, dividends on the Class F Preferred Stock will accrue whether or not the Corporation has earnings, whether or not there are funds legally available for the payment of the dividends and whether or not the dividends are authorized or declared.  Accrued but unpaid dividends on the Class F Preferred Stock will not bear interest.

7.

If, for any taxable year, the Corporation elects to designate as “capital gain dividends” (as defined in Section 857 of the Code) any portion (the “Capital Gains Amount”) of the dividends (as determined for federal income tax purposes) (the “Dividends”) paid or made available for the year to holders of all classes of stock (the “Total Dividends”), then the portion of the Capital Gains Amount that shall be allocable to holders of the Class F Preferred Stock shall be the amount that the total Dividends paid or made available to the holders of the Class F Preferred Stock for the year bears to the Total Dividends.

C.

Distributions Upon Liquidation, Dissolution or Winding Up.

1.

Upon any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, subject to the prior preferences and other rights of any Senior Stock as to the distribution of assets upon liquidation, dissolution or winding up of the affairs of the Corporation, but before any distribution or payment shall be made to the holders of any Junior Stock, the holders of Class F Preferred Stock shall be entitled to be paid out of the assets of the Corporation legally available for distribution to its stockholders liquidating distributions in cash or property at its fair market value as determined by the Board of Directors of the Corporation in the amount of the Liquidation Preference plus an amount equal to all accrued and unpaid dividends to the date of such liquidation, dissolution or winding up.  After payment of the full amount of the liquidating distributions to which they are entitled, the holders of Class F Preferred Stock will have no right or claim to any of the remaining assets of the Corporation and shall not be entitled to any other distribution in the event of liquidation, dissolution or winding up of the affairs of the Corporation.

2.

In the event that, upon any such voluntary or involuntary liquidation, dissolution or winding up, the legally available assets of the Corporation are insufficient to pay the amount of the Liquidation Preference plus an amount equal to all accrued and unpaid dividends on the Class F Preferred Stock and the corresponding amounts payable on Parity Stock upon any such liquidation, dissolution or winding up, then the holders of the Class F Preferred Stock and the holders of such Parity Stock shall share ratably in any such distribution of assets in proportion to the full liquidating distributions to which they otherwise would be respectively entitled.

Neither the consolidation or merger of the Corporation into or with another entity or entities nor the sale, lease, transfer or conveyance of all or substantially all of the property or business of the Corporation to another corporation or any other entity shall be deemed a liquidation, dissolution or winding up of the affairs of the Corporation within the meaning of this paragraph (C).

D.

Redemption by the Corporation.

1.

The Class F Preferred Stock may be redeemed for cash, in whole or from time to time in part, on any date on or after June 5, 2008 at the option of the Corporation at the Redemption Price.

2.

Each date fixed for redemption pursuant to subparagraph (1) of this paragraph (D) is called a “Redemption Date.” If the Redemption Date is after the Record Date and before the related Dividend Payment Date, the dividend payable on such Dividend Payment Date shall be paid to the holder in whose name the Class F Preferred Stock to be redeemed is registered at the close of business on such Record Date notwithstanding the redemption thereof between such Record Date and the related Dividend Payment Date or the Corporation’s default in the payment of the dividend due.

3.

In case of redemption of less than all shares of Class F Preferred Stock at the time outstanding, the shares to be redeemed shall be selected by the Corporation pro rata from the holders of record of such shares in proportion to the number of shares held by such holders (with adjustments to avoid redemption of fractional shares) or by any other equitable method prescribed by the Board of Directors of the Corporation that will not result in the issuance of any Class F Excess Preferred Stock.

4.

In order to exercise its redemption option, the Corporation shall give written notice (“Notice”) of such redemption to each holder of record of the shares of Class F Preferred Stock to be redeemed not less than 30 days or more than 60 days prior to the Redemption Date.  The Notice will be mailed by the Corporation, postage prepaid, addressed to the respective holders of record of the Class F Preferred Stock to be redeemed at their respective addresses as they appear on the stock transfer records of the Corporation.  No failure to give such Notice or any defect therein or in the mailing thereof shall affect the validity of the proceedings for the redemption of any shares of Class F Preferred Stock, except as to any holder to whom the Corporation has failed to give Notice or except as to any holder to whom Notice was defective.  In addition to any information required by law or by the applicable rules of any exchange upon which Class F Preferred Stock may be listed or admitted to trading, such Notice shall state:  (i) the Redemption Date; (ii) the Redemption Price; (iii) the number of shares of Class F Preferred Stock to be redeemed and, if less than all shares held by the particular holder are to be redeemed, the number of such shares to be redeemed; (iv) the place or places where certificates for such shares are to be surrendered for payment of the Redemption Price; and (v) that dividends on the shares to be redeemed will cease to accrue on the Redemption Date.

5.

Notice having been mailed in accordance with subparagraph (4) of this paragraph (D), from and after the Redemption Date (unless the Corporation shall fail to make available an amount of cash necessary to pay the Redemption Price), (i) except as otherwise provided herein, dividends on the shares of Class F Preferred Stock so called for redemption shall cease to accrue, (ii) said shares shall no longer be deemed to be outstanding, and (iii) all rights of the holders thereof as holders of Class F Preferred Stock of the Corporation shall cease (except the rights to receive the Redemption Price (including all accrued and unpaid dividends) in cash).  The Corporation’s obligation to provide cash in accordance with the preceding sentence shall be deemed fulfilled if, on or before the Redemption Date, the Corporation shall deposit with a bank or trust company (which may be an affiliate of the Corporation), cash necessary for such redemption, in trust, with irrevocable instructions that such cash be applied to the redemption of the shares of Class F Preferred Stock so called for redemption.  In this case, the Corporation’s Notice shall (i) specify the office of such bank or trust company as the place of payment of the Redemption Price and (ii) call upon respective holders of record of the Class F Preferred Stock to surrender certificates for such shares, on the Redemption Date fixed in the Notice, for payment of the Redemption Price.  No interest shall accrue for the benefit of any holder of shares of Class F Preferred Stock to be redeemed on any cash so set aside by the Corporation.  Subject to applicable escheat laws, any such cash unclaimed at the end of two years from the Redemption Date shall revert to the general funds of the Corporation, after which reversion, the holders of such shares so called for redemption shall look only to the general funds of the Corporation for the payment of such cash.

6.

As promptly as practicable after the surrender of the certificates for any such shares of Class F Preferred Stock so redeemed (properly endorsed or assigned for transfer, if the Corporation shall so require and if the Notice shall so state) in accordance with said Notice, the Corporation (or the related bank or trust company, if applicable) shall pay to the applicable holders the Redemption Price in cash (without interest thereon).  In the event of the redemption of less than all shares of Class F Preferred Stock at the time outstanding, the shares to be redeemed shall be selected by the Corporation pro rata from the holders of record of such shares in proportion to the number of shares held by such holders (with adjustments to avoid redemption of fractional shares) or by any other equitable method determined by the Corporation that will not result in the issuance of any Class F Excess Preferred Stock.  If fewer than all the shares of Class F Preferred Stock represented by any certificate are redeemed, then new certificates representing the unredeemed shares of Class F Preferred Stock shall be issued without cost to the holder thereof.

7.

Unless full cumulative dividends on all outstanding shares of Class F Preferred Stock shall have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for payment for all past Dividend Periods and the then current Dividend Period, (i) no shares of any Class F Preferred Stock shall be redeemed, unless all outstanding shares of Class F Preferred Stock are simultaneously redeemed and (ii) the Corporation shall not purchase or otherwise acquire directly or indirectly any shares of Class F Preferred Stock (except by conversion into or exchange for Junior Stock as to dividends and upon liquidation, dissolution or winding up); provided, however, that the foregoing shall not prevent the purchase or acquisition of shares of Class F Preferred Stock pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding shares of Class F Preferred Stock.

8.

All shares of Class F Preferred Stock redeemed pursuant to this paragraph (D) shall be retired and shall be reclassified as authorized and unissued shares of Preferred Stock, without designation as to class or series, and may thereafter be reissued as shares of any class or series of Preferred Stock.

E.

Voting Rights.

1.

The holders of record of shares of Class F Preferred Stock shall not be entitled to any voting rights except as hereinafter provided in this paragraph (E) or as required by applicable law.  So long as any shares of Class F Preferred Stock are outstanding, the Corporation shall not, without the affirmative vote or consent of the holders of at least two-thirds (2/3) of the shares of the Class F Preferred Stock outstanding at the time, given in person or by proxy, either in writing or at a meeting (such Class F Preferred Stock voting separately as a class):  (i) authorize or create, or increase the authorized or issued amount of, any class or series of Senior Stock, or reclassify any authorized stock into Senior Stock, or create, authorize or issue any obligation or security convertible into or evidencing the right to purchase any Senior Stock; or (ii) amend, alter or repeal the provisions of the Charter, whether by merger, consolidation or otherwise, so as to materially and adversely affect any right, preference, privilege or voting power of the Class F Preferred Stock; except that (1) with respect to the occurrence of any of the events described in (ii) above, so long as the Class F Preferred Stock remains outstanding with the terms of the Class F Preferred Stock materially unchanged, taking into account that, upon the occurrence of an event described in (ii) above, the Corporation may not be the surviving entity, the occurrence of such event will not be deemed to materially and adversely affect the rights, preferences, privileges or voting powers of the Class F Preferred Stock and (2) (A) the authorization or issuance of any Parity Stock or Junior Stock, in each case, as to dividends and upon liquidation, dissolution or winding up of the affairs of the Corporation, or (B) any increase in the number of authorized shares of Class F Preferred Stock or Parity Stock or Junior Stock, in each case, as to dividends and upon liquidation, dissolution or winding up of the affairs of the Corporation, shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers.

2.

If and whenever dividends payable on Class F Preferred Stock shall be in arrears for six (6) or more Dividend Periods, whether or not consecutive, then the holders of Class F Preferred Stock (voting together as a class with Parity Stock upon which like voting rights have been conferred and are exercisable as provided in subparagraph (5) of this paragraph (E)) shall be entitled at the next annual meeting of the stockholders or at any special meeting of stockholders called for the purpose of electing directors to elect two (2) additional directors.  Upon election, such directors shall become directors of the Corporation and the authorized number of directors of the Corporation shall thereupon be automatically increased by two.

3.

Whenever the voting right described in subparagraph (2) of this paragraph (E) shall have vested, such right may be exercised initially either at a special meeting of the holders of Class F Preferred Stock and any Parity Stock entitled to vote as provided in subparagraph (5) of this paragraph (E), called as hereinafter provided, or at any annual meeting of stockholders held for the purpose of electing directors and, thereafter, at such annual meetings or by the written consent of the holders of Class F Preferred Stock and any such Parity Stock.  Such right of the holders of Class F Preferred Stock to elect directors together with the holders of any such Parity Stock may be exercised until all dividends to which the holders of Class F Preferred Stock shall have been entitled for (i) all previous Dividend Periods and (ii) the current Dividend Period shall have been paid in full or declared and a sum of money sufficient for the payment thereof set aside for payment, at which time the right of the holders of Class F Preferred Stock to elect directors together with holders of any such Parity Stock shall cease, the term of such directors previously elected shall thereupon terminate, and the authorized number of directors of the Corporation shall thereupon return to the number of authorized directors otherwise in effect, but subject always to the same provisions for the renewal and divestment of such special voting rights in the case of any such future dividend default or defaults.

4.

At any time when the voting right described in subparagraph (2) of this paragraph (E) shall have vested in the holders of Class F Preferred Stock and if such right shall not already have been initially exercised, a proper officer of the Corporation shall, upon the written request of any holder of record of Class F Preferred Stock then outstanding, addressed to the Secretary of the Corporation, call a special meeting of holders of Class F Preferred Stock together with the holders of any Parity Stock entitled to vote as provided in subparagraph (5) of this paragraph (E).  Such meeting shall be held on the earliest practicable date upon the notice required for annual meetings of stockholders at the place for holding annual meetings of stockholders of the Corporation or, if none, at a place designated by the Secretary of the Corporation.  If such meeting shall not be called by a proper officer of the Corporation within thirty (30) days after the personal service of such written request upon the Secretary of the Corporation, or within thirty (30) days after mailing the same within the United States, by registered mail, addressed to the Secretary of the Corporation at its principal office (such mailing to be evidenced by the registry receipt issued by the postal authorities), then the holders of record of ten percent (10%) of the shares of Class F Preferred Stock then outstanding may designate in writing a holder of Class F Preferred Stock to call such meeting at the expense of the Corporation, and such meeting may be called by such person so designated upon the notice required for annual meetings of stockholders and shall be held at the place for holding annual meetings of the Corporation or, if none, at a place designated by such holder.  Any holder of Class F Preferred Stock that would be entitled to vote at such meeting shall have access to the stock transfer records of the Corporation for the purpose of causing a meeting of stockholders to be called pursuant to the provisions of this paragraph (E).  Notwithstanding the provisions of this paragraph (E), however, no such special meeting shall be called if any such request is received less than ninety (90) days before the date fixed for the next ensuing annual or special meeting of stockholders.

5.

If, at any time when the holders of Class F Preferred Stock are entitled to elect directors pursuant to the foregoing provisions of this paragraph (E), the holders of any one or more classes or series of Parity Stock are entitled to elect one or more directors by reason of any default or event specified in the Charter, as in effect at the time, and if the terms for such classes or series of Parity Stock so provide, then the voting rights of the Class F Preferred Stock and the one or more classes or series of Parity Stock then entitled to vote shall be combined (with each having a number of votes proportional to the aggregate liquidation preference of its outstanding shares).  In such case, the holders of Class F Preferred Stock and of all such classes or series of Parity Stock then entitled to so vote, voting together as a class, shall elect such directors.  If the holders of any such classes or series of Parity Stock have elected such directors prior to the happening of the default or event providing for the election of directors by the holders of Class F Preferred Stock, or prior to a written request for the holding of a special meeting being received by the Secretary of the Corporation as elsewhere required in subparagraph (4) of paragraph (E) above, then a new election shall be held with all such classes or series of Parity Stock and the Class F Preferred Stock voting together as a single class for such director(s), resulting in the termination of the term of such previously elected director(s) upon the election of such new director(s).  If the holders of any such classes or series of Parity Stock are entitled to elect two directors, the Class F Preferred Stock shall not participate in the election of more than two such directors, and such directors whose terms first expire shall be deemed to be the directors elected by the holders of Class F Preferred Stock; provided that if at the expiration of such terms the holders of Class F Preferred Stock are entitled to vote in the election of directors pursuant to the provisions of this paragraph (E), then the Secretary of the Corporation shall call a meeting (which meeting may be the annual meeting or special meeting of stockholders referred to in subparagraph (3) of this paragraph (E)) of holders of Class F Preferred Stock for the purpose of electing replacement directors (in accordance with the provisions of this paragraph (E)) to be held at or prior to the time of expiration of the expiring terms referred to above.

6.

If and for so long as the shares of Class F Preferred Stock are represented by Depositary Shares in accordance with paragraph (J) hereof, then in any matter in which the Class F Preferred Stock is entitled to vote (as expressly provided herein), including any action by written consent, each share of Class F Preferred Stock shall be entitled to ten (10) votes, each of which ten (10) votes may be directed separately by the holder thereof (or by any proxy or proxies of such holder).  With respect to each share of Class F Preferred Stock, the holder thereof may designate up to ten (10) proxies, with each such proxy having the right to vote a whole number of votes (totaling ten (10) votes per share of Class F Preferred Stock).

7.

Notwithstanding anything contained herein to the contrary, the foregoing voting provisions shall not apply if, at or prior to the time when the act with respect to which the vote would otherwise be required shall be effected, all outstanding shares of Class F Preferred Stock shall have been redeemed or called for redemption and sufficient funds shall have been deposited in trust to effect the redemption.

F.

Restrictions on Ownership to Preserve Tax Benefit; Conversion and Exchange for Class F Excess Preferred Stock; and Terms of Class F Excess Preferred Stock.

1.

Restriction on Ownership and Transfer.

a.

Except as provided in subparagraph (8) of this paragraph (F), no Person shall Beneficially Own or Constructively Own Class F Preferred Stock in excess of the Ownership Limit;

b.

Except as provided in subparagraph (8) of this paragraph (F), any Transfer (whether or not such Transfer is the result of a transaction entered into through the facilities of the NYSE) that, if effective, would result in any Person Beneficially Owning Class F Preferred Stock in excess of the Ownership Limit shall be void ab initio as to the Transfer of such Class F Preferred Stock which would be otherwise Beneficially Owned by such Person in excess of the Ownership Limit; and the intended transferee shall acquire no rights in such Class F Preferred Stock;

c.

Except as provided in subparagraph (8) of this paragraph (F), any Transfer (whether or not such Transfer is the result of a transaction entered into through the facilities of the NYSE) that, if effective, would result in any Person Constructively Owning Class F Preferred Stock in excess of the Ownership Limit shall be void ab initio as to the Transfer of such Class F Preferred Stock which would be otherwise Constructively Owned by such Person in excess of the Ownership Limit; and the intended transferee shall acquire no rights in such Class F Preferred Stock; and

d.

Notwithstanding any other provisions contained in this paragraph (F), any Transfer (whether or not such Transfer is the result of a transaction entered into through the facilities of the NYSE) or other event that, if effective, would result in the Corporation being “closely held” within the meaning of Section 856(h) of the Code, or would otherwise result in the Corporation failing to qualify as a REIT (including, but not limited to, a Transfer or other event that would result in the Corporation owning (directly or Constructively) an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Corporation from such tenant would cause the Corporation to fail to satisfy any of the gross income requirements of Section 856(c) of the Code) shall be void ab initio as to the Transfer of the Class F Preferred Stock or other event which would cause the Corporation to be “closely held” within the meaning of Section 856(h) of the Code or would otherwise result in the Corporation failing to qualify as a REIT; and the intended transferee or owner or Constructive or Beneficial Owner shall acquire or retain no rights in such Class F Preferred Stock.

2.

Conversion into and Exchange for Class F Excess Preferred Stock.  If, notwithstanding the other provisions contained in this paragraph (F), at any time after the Initial Issue Date, there is a purported Transfer (whether or not such Transfer is the result of a transaction entered into through the facilities of the NYSE), change in the capital structure of the Corporation or other event such that one or more of the restrictions on ownership and transfer described in subparagraph (1) of this paragraph (F), above have been violated, then the Class F Preferred Stock being Transferred (or in the case of an event other than a Transfer, the Class F Preferred Stock owned or Constructively Owned or Beneficially Owned or, if the next sentence applies, the Class F Preferred Stock identified in the next sentence) which would cause one or more of the restrictions on ownership or transfer to be violated (rounded up to the nearest whole share) shall be automatically converted into an equal number of shares of Class F Excess Preferred Stock.  If at any time of such purported Transfer any of the shares of the Class F Preferred Stock are then owned by a depositary to permit the trading of beneficial interests in fractional shares of Class F Preferred Stock, then shares of Class F Preferred Stock that shall be converted to Class F Excess Preferred Stock shall be first taken from any Class F Preferred Stock that is not in such depositary that is Beneficially Owned or Constructively Owned by the Person whose Beneficial Ownership or Constructive Ownership would otherwise violate the restrictions of subparagraph (1) of this paragraph (F) prior to converting any shares in such depositary.  Any conversion pursuant to this subparagraph shall be effective as of the close of business on the business day prior to the date of such Transfer or other event.

3.

Remedies for Breach.  If the Board of Directors or its designees shall at any time determine in good faith that a Transfer or other event has taken place in violation of subparagraph (1) of this paragraph (F) or that a Person intends to acquire, has attempted to acquire or may acquire direct ownership, beneficial ownership (determined without reference to any rules of attribution), Beneficial Ownership or Constructive Ownership of any shares of the Corporation in violation of subparagraph (1) of this paragraph (F), the Board of Directors or its designees shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including, but not limited to, causing the Corporation to purchase such shares upon the terms and conditions specified by the Board of Directors in its sole discretion, refusing to give effect to such Transfer or other event on the books of the Corporation or instituting proceedings to enjoin such Transfer or other event; provided, however, that any Transfer (or, in the case of events other than a Transfer, ownership or Constructive Ownership or Beneficial Ownership) in violation of subparagraph (1) of this paragraph (F) shall automatically result in the conversion described in subparagraph (ii), irrespective of any action (or non-action) by the Board of Directors.

4.

Notice of Restricted Transfer.  Any Person who acquires or attempts to acquire Class F Preferred Stock or other securities in violation of subparagraph (1) of this paragraph (F), or any Person who owns or will own Class F Excess Preferred Stock as a result of an event under subparagraph (2) of this paragraph (F), shall immediately give written notice to the Corporation of such event and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer or attempted Transfer or other event on the Corporation’s status as a REIT.

5.

Owners Required to Provide Information.  From and after the Initial Issue Date, each Person who is a beneficial owner or Beneficial Owner or Constructive Owner of Class F Preferred Stock and each Person (including the stockholder of record) who is holding Class F Preferred Stock for a Beneficial Owner or Constructive Owner shall provide to the Corporation such information that the Corporation may request, in good faith, in order to determine the Corporation’s status as a REIT.

6.

Remedies Not Limited.  Nothing contained in this paragraph (F) (but subject to subparagraph (12) of this paragraph (F)) shall limit the authority of the Board of Directors to take such other action as it deems necessary or advisable to protect the Corporation and the interests of its stockholders by preservation of the Corporation’s status as a REIT.

7.

Ambiguity.  In the case of an ambiguity in the application of any of the provisions of this paragraph (F)), including any definition contained in paragraph (A), the Board of Directors shall have the power to determine the application of the provisions of this paragraph (F) with respect to any situation based on the facts known to it (subject, however, to the provisions of paragraph (12) of this paragraph (F)).

8.

Exceptions.

a.

Subject to subparagraph (1)(d) of this paragraph (F), the Board of Directors, in its sole and absolute discretion, with the advice of the Corporation’s tax counsel, may exempt a Person from the limitation on a Person Beneficially Owning Class F Preferred Stock in excess of the Ownership Limit if such Person is not an individual for purposes of Section 542(a)(2) of the Code and the Board of Directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain that no individual’s Beneficial Ownership of such Class F Preferred Stock will violate the Ownership Limit and such Person agrees that any violation of such representations or undertaking (or other action which is contrary to the restrictions contained in this paragraph (F)) or attempted violation will result in such Class F Preferred Stock being exchanged for Class F Excess Preferred Stock in accordance with subparagraph (2) of this paragraph (F).

b.

Subject to subparagraph (1)(d) of this paragraph (F), the Board of Directors, in its sole and absolute discretion, with advice of the Corporation’s tax counsel, may exempt a Person from the limitation on a Person Constructively Owning Class F Preferred Stock in excess of the Ownership Limit if such Person does not and represents that it will not own, directly or constructively (by virtue of the application of Section 318 of the Code, as modified by Section 856(d)(5) of the Code), more than a 9.8% interest (as set forth in Section 856(d)(2)(B)) in a tenant of the Corporation and the Board of Directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain this fact and such Person agrees that any violation or attempted violation will result in such Class F Preferred Stock in excess of the Ownership Limit being exchanged for Class F Excess Preferred Stock in accordance with subparagraph (2) of this paragraph (F).

c.

Prior to granting any exception pursuant to subparagraph (8)(a) or (8)(b) of this paragraph (F), the Board of Directors may require a ruling from the IRS, or an opinion of counsel, in either case in form and substance satisfactory to the Board of Directors, in its sole discretion as it may deem necessary or advisable in order to determine or ensure the Corporation’s status as a REIT; provided, however, that obtaining a favorable ruling or opinion shall not be required for the Board of Directors to grant an exception hereunder.

9.

Legend.  Each certificate for Class F Preferred Stock shall bear substantially the following legend:

“The Corporation will furnish to any stockholder, on request and without charge, a full statement of the information required by Section 2-211(b) of the Corporations and Associations Article of the Annotated Code of Maryland with respect to the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, and terms and conditions of redemptions of the stock of each class which the Corporation has authority to issue and, if the Corporation is authorized to issue any preferred or special class in series, (i) the differences in the relative rights and preferences between the shares of each series to the extent set, and (ii) the authority of the Board of Directors to set such rights and preferences of subsequent series.  The foregoing summary does not purport to be complete and is subject to and qualified in its entirety by reference to the charter of the Corporation (the “Charter”), a copy of which will be sent without charge to each stockholder who so requests.  Such request must be made to the Secretary of the Corporation at its principal office.”

“The securities represented by this certificate are subject to restrictions on ownership for the purpose of the Corporation’s maintenance of its status as a real estate investment trust under the Internal Revenue Code of 1986, as amended.  Except as otherwise provided pursuant to the Charter of the Corporation, no Person may Beneficially Own or Constructively Own shares of Class F Preferred Stock in excess of 9.8% of the outstanding shares of Class F Preferred Stock.  Any Person who attempts to Beneficially Own or Constructively Own shares of Class F Preferred Stock in excess of the above limitation must immediately notify the Corporation.  All capitalized terms in this legend have the meanings defined in the Charter of the Corporation, a copy of which, including the restrictions on transfer, will be sent to any stockholder on request and without charge.  Transfers in violation of the restrictions described above shall be void ab initio.  Notwithstanding the foregoing, if the restrictions on ownership and transfer are violated, the securities represented hereby will be designated and treated as shares of Class F Excess Preferred Stock which will be held in trust by the Corporation.  The foregoing summary does not purport to be complete and is subject to and qualified in its entirety by reference to the Charter, a copy of which, including the restrictions on transfer, will be sent without charge to each stockholder who so requests.  Such request must be made to the Secretary of the Corporation at its principal office.”

10.

Severability.  If any provision of this paragraph (F) or any application of any such provision is determined to be invalid by any federal or state court having jurisdiction, the validity of the remaining provisions shall not be affected and other applications of such provision shall be affected only to the extent necessary to comply with the determination of such court.

11.

Class F Excess Preferred Stock.

a.

Ownership in Trust.  Upon any purported Transfer (whether or not such Transfer is the result of a transaction entered into through the facilities of the NYSE) or other event that results in the issuance of Class F Excess Preferred Stock pursuant to subparagraph (2) of this paragraph (F), such Class F Excess Preferred Stock shall be deemed to have been transferred to the Corporation, as Trustee of a Trust for the exclusive benefit of such Beneficiary or Beneficiaries to whom an interest in such Class F Excess Preferred Stock may later be transferred pursuant to subparagraph (11)(d) of this paragraph (F).  Class F Excess Preferred Stock so held in trust shall be issued and outstanding shares of stock of the Corporation.  The Purported Record Transferee shall have no rights in such Class F Excess Preferred Stock except the right to designate a transferee of such Class F Excess Preferred Stock upon the terms specified in subparagraph (11)(d) of this paragraph (F).  The Purported Beneficial Transferee shall have no rights in such Class F Excess Preferred Stock except as provided in subparagraph (11)(d) of this paragraph (F).

b.

Dividend Rights.  Class F Excess Preferred Stock shall not be entitled to any dividends or other distribution (except as provided in subparagraph (11)(c) of this paragraph (F)).  Any dividend or distribution paid prior to the discovery by the Corporation that shares of Class F Preferred Stock have been converted into Class F Excess Preferred Stock shall be repaid to the Corporation upon demand.

c.

Rights Upon Liquidation.  In the event of any voluntary or involuntary liquidation, dissolution or winding up of, or any distribution of the assets of, the Corporation, each holder of shares of Class F Excess Preferred Stock shall be entitled to receive, ratably with each other holder of shares of Preferred Equity Stock, that portion of the assets of the Corporation available for distribution to the holders of shares of Preferred Equity Stock as the number of shares of Class F Excess Preferred Stock held by such holder bears to the total number of shares of Preferred Equity Stock then outstanding.  The Corporation, as holder of the Class F Excess Preferred Stock in trust, or if the Corporation shall have been dissolved, any trustee appointed by the Corporation prior to its dissolution, shall distribute ratably to the Beneficiaries of the Trust, when and if determined in accordance with subparagraph (11)(d) of this paragraph (F), any such assets received in respect of the Class F Excess Preferred Stock in any liquidation, dissolution or winding up of, or any distribution of the assets of the Corporation.

d.

Restrictions on Transfer; Designation of Beneficiary.

(1)

Shares of Class F Excess Preferred Stock shall not be transferable.  Subject to the last sentence of this clause (1), the Purported Record Transferee may freely designate a Beneficiary of an interest in the Trust (representing the number of shares of Class F Excess Preferred Stock held by the Trust attributable to a purported Transfer that resulted in the issuance of Class F Excess Preferred Stock), if (i) the Class F Excess Preferred Stock held in the Trust would not be Class F Excess Preferred Stock in the hands of such Beneficiary and (ii) the Purported Beneficial Transferee does not receive a price from such Beneficiary that reflects a price per share for such Class F Excess Preferred Stock that exceeds (x) the price per share such Purported Beneficial Transferee paid for the Class F Preferred Stock in the purported Transfer that resulted in the issuance of Class F Excess Preferred Stock, or (y) if the Transfer or other event that resulted in the issuance of Class F Excess Preferred Stock was not a transaction in which the Purported Beneficial Transferee gave full value for such Class F Excess Preferred Stock, a price per share equal to the Market Price on the date of the purported Transfer or other event that resulted in the issuance of Class F Excess Preferred Stock.  Upon such transfer of an interest in the Trust, the corresponding shares of Class F Excess Preferred Stock in the Trust shall be automatically exchanged for an equal number of shares of Class F Preferred Stock and such Class F Preferred Stock shall be transferred of record to the transferee of the interest in the Trust if such Class F Preferred Stock would not be Class F Excess Preferred Stock in the hands of such transferee.  Prior to any transfer of any interest in the Trust, the Purported Record Transferee must give advance notice to the Corporation of the intended transfer and the Corporation must have waived in writing its purchase rights under subparagraph (11)(f) of this paragraph (F).

(2)

Notwithstanding the foregoing, if a Purported Beneficial Transferee receives a price for designating a Beneficiary of an interest in the Trust that exceeds the amounts allowable under subparagraph (11)(d)(1) of this paragraph (F), such Purported Beneficial Transferee shall pay, or cause such Beneficiary to pay, such excess to the Corporation.

e.

Voting and Notice Rights.  The holders of shares of Class F Excess Preferred Stock shall have no voting rights and shall have no rights to receive notice of any meetings.  The holders of shares of Class F Excess Preferred Stock shall not be considered for purpose of determining a quorum.

f.

Purchase Rights in Class F Excess Preferred Stock.  Notwithstanding the provisions of subparagraph (11)(d) of this paragraph (F), shares of Class F Excess Preferred Stock shall be deemed to have been offered for sale to the Corporation, or its designee, at a price per share equal to the lesser of (i) the price per share in the transaction that required the issuance of such Class F Excess Preferred Stock (or, if the Transfer or other event that resulted in the issuance of Class F Excess Preferred Stock was not a transaction in which the Purported Beneficial Transferee gave full value for such Class F Excess Preferred Stock, a price per share equal to the Market Price on the date of the purported Transfer or other event that resulted in the issuance of Class F Excess Preferred Stock) and (ii) the Market Price on the date the Corporation, or its designee, accepts such offer.  The Corporation shall have the right to accept such offer for a period of ninety (90) days after the later of (i) the date of the Transfer or other event which resulted in the issuance of such shares of Class F Excess Preferred Stock and (ii) the date the Board of Directors determines in good faith that a Transfer or other event resulting in the issuance of shares of Class F Excess Preferred Stock has occurred, if the Corporation does not receive a notice of such Transfer or other event pursuant to subparagraph (4) of this paragraph (F).  The Corporation may appoint a special trustee of the Trust for the purpose of consummating the purchase of Class F Excess Preferred Stock by the Corporation.  In the event that the Corporation’s actions cause a reduction in the number of shares of Class F Preferred Stock outstanding and such reduction results in the issuance of Class F Excess Preferred Stock, the Corporation is required to exercise its option to repurchase such shares of Class F Excess Preferred Stock if the Beneficial Owner notifies the Corporation that it is unable to sell its rights to such Class F Excess Preferred Stock.

12.

Settlement.  Nothing in this paragraph (F) shall preclude the settlement of any transaction entered into through facilities of the NYSE.

G.

Exclusion of Other Rights.

Without prejudice to any contractual obligations existing from time to time between the holders of the Class F Preferred Stock and the Corporation, the shares of Class F Preferred Stock shall not have any rights granted to or imposed thereupon, including as dividends, preferences, conversion rights or voting rights, other than those specifically set forth in the Charter (including these Articles Supplementary), nor shall the shares of Class F Preferred Stock have preemptive or subscription rights.  The Class F Preferred Stock has no stated maturity and is not subject to any sinking fund or mandatory redemption.

H.

Headings of Subdivisions.

The headings of the various subdivisions hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

I.

Severability of Provisions.

If any preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of the Class F Preferred Stock set forth in the Charter are invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of Class F Preferred Stock set forth in the Charter which can be given effect without the invalid, unlawful or unenforceable provision thereof shall, nevertheless, remain in full force and effect, and no preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of Class F Preferred Stock herein set forth shall be deemed dependent upon any other provision thereof unless so expressed therein.

J.

Registration as Depositary Shares.

Shares of Class F Preferred Stock shall be registered in the form of Depositary Shares representing a one-tenth fractional interest in a share of Class F Preferred Stock (“Depositary Shares”) on, and subject to, such terms and conditions as may be provided for in any agreement binding upon the Corporation (whether directly or through merger with any other corporation).

EXHIBIT B

CLASS G PREFERRED STOCK

Pursuant to the authority granted to and vested in the Board of Directors (the “Board of Directors”) of Kimco Realty Corporation, a corporation organized and existing under the laws of the State of Maryland (the “Corporation”), in accordance with Article IV.D. of the charter of the Corporation (the “Charter”), the Board of Directors, by unanimous written consent on September 27, 2007, and the Pricing Committee of the Board of Directors, by unanimous written consent on October 2, 2007, adopted resolutions reclassifying 184,000 shares (the “Shares”) of Preferred Stock (as defined in the Charter) as a separate class of Preferred Stock, 7.75% Class G Cumulative Redeemable Preferred Stock, $1.00 par value per share (“Class G Preferred Stock”), and reclassifying 184,000 shares (the “Class G Excess Shares”) of Preferred Stock (as defined in the Charter) as a separate class of stock, Class G Excess Preferred Stock, $1.00 par value per share (“Class G Excess Preferred Stock”), each with the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications, and terms and conditions of redemption set forth below:

7.75% CLASS G CUMULATIVE REDEEMABLE PREFERRED STOCK

A.

Certain Definitions.

Unless the context otherwise requires, the terms defined in this paragraph (A) shall have, for all purposes of the provisions of the Charter in respect of the Preferred Equity Stock, the meanings herein specified (with terms defined in the singular having comparable meanings when used in the plural).

Aggregate Stock Ownership Limit.  The term “Aggregate Stock Ownership Limit” shall mean not more than 9.8% of the value of the outstanding shares of Capital Stock of the Corporation.

Beneficial Ownership.  The term “Beneficial Ownership” shall mean ownership of stock by a Person who is or would be treated as an owner of stock either directly or constructively through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code.  In addition, “Beneficial Ownership” shall include ownership of Capital Stock by a Person who meets any one of its tests for beneficial ownership as set forth under Rule 13d-3 of the Securities Exchange Act of 1934, as amended.  The terms “Beneficial Owner,” “Beneficially Owns” and “Beneficially Owned” shall have the correlative meanings.

Beneficiary.  The term “Beneficiary” shall mean the beneficiary of the Trust as determined pursuant to subparagraph (11)(d)(1) of paragraph (F) below.

Business Day.  The term “Business Day” shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.

Capital Gains Amount.  The term “Capital Gains Amount” shall have the meaning set forth in subparagraph (7) of paragraph (B) below.

Capital Stock.  The term “Capital Stock” shall mean all classes of series of stock of the Corporation, including, without limitation, Common Equity, Class F Preferred Stock and Class G Preferred Stock.

Class F Preferred Stock.  The term “Class F Preferred Stock” shall mean the 6.65% Class F Cumulative Redeemable Preferred Stock, $1.00 par value per share, of the Corporation.

Code.  The term “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

Common Equity.  The term “Common Equity” shall mean all shares now or hereafter authorized of any class of common stock of the Corporation, including the Common Stock, and any other stock of the Corporation, howsoever designated, authorized after the Initial Issue Date, which has the right (subject always to prior rights of any class or series of preferred stock) to participate in the distribution of the assets and earnings of the Corporation without limit as to per share amount.

Common Stock.  The term “Common Stock” shall mean the common stock, $.01 par value per share, of the Corporation.

Constructive Ownership.  The term “Constructive Ownership” shall mean ownership of Class G Preferred Stock or Class G Excess Preferred Stock by a Person who is or would be treated as an owner of such Class G Preferred Stock or Class G Excess Preferred Stock either directly or constructively through the application of Section 318 of the Code, as modified by Section 856(d)(5) of the Code.  The terms “Constructive Owner,” “Constructively Owns” and “Constructively Owned” shall have the correlative meanings.

Depositary Shares.  The term “Depositary Shares” shall mean the Depositary Shares each representing a one-one hundredth (1/100) fractional interest in a share of Class G Preferred Stock.

Dividends.  The term “Dividends” shall have the meaning set forth in subparagraph (7) of paragraph (B) below.

Dividend Payment Date.  The term “Dividend Payment Date” shall have the meaning set forth in subparagraph (2) of paragraph (B) below.

Dividend Period.  The term “Dividend Period” with respect to a share of Class G Preferred Stock shall mean the period from, and including, the Initial Issue Date to, but excluding, the first Dividend Payment Date and thereafter, each quarterly period from, and including, the Dividend Payment Date commencing such period to, but excluding, the succeeding Dividend Payment Date.

Individual.  The term “Individual” shall mean an individual, trust qualified under Section 401(a) or 501(c)(17) of the Code, a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, or a private foundation within the meaning of Section 509(a) of the Code, provided that a trust described in Section 401(a) of the Code and exempt from tax under Section 501(a) of the Code shall be excluded from this definition.

Initial Issue Date.  The term “Initial Issue Date” shall mean the date that shares of Class G Preferred Stock are first issued by the Corporation.

IRS.  The term “IRS” means the United States Internal Revenue Service.

Junior Stock.  The term “Junior Stock” shall mean, as the case may be, (i) the Common Equity and any other class or series of stock of the Corporation which is not entitled to receive any dividends in any Dividend Period unless all dividends required to have been paid or declared and set apart for payment on the Class G Preferred Stock shall have been so paid or declared and set apart for payment or (ii) the Common Equity and any other class or series of stock of the Corporation which is not entitled to receive any assets upon liquidation, dissolution or winding up of the affairs of the Corporation until the Class G Preferred Stock shall have received the entire amount to which such Class G Preferred Stock is entitled upon such liquidation, dissolution or winding up.

Liquidation Preference.  The term “Liquidation Preference” shall mean $2,500.00 per share of Class G Preferred Stock.

Market Price.  The term “Market Price” shall mean the price of the Class G Preferred Stock (i) as determined by multiplying by one hundred the last reported sales price of the Depositary Shares reported on the NYSE on the trading day immediately preceding the relevant date or, (ii) if the Depositary Shares are not then traded on the NYSE, as determined by multiplying by one hundred the last reported sales price of the Depositary Shares on the trading day immediately preceding the relevant date as reported on any exchange or quotation system over which the Depositary Shares may be traded or, (iii) if the Depositary Shares are not then traded over any exchange or quotation system, as determined in good faith by the Board of Directors of the Corporation.

Notice.  The term “Notice” shall have the meaning set forth in subparagraph (4) of paragraph (D) below.

NYSE.  The term “NYSE” shall mean New York Stock Exchange, Inc., including any successor thereto.

Ownership Limit.  The term “Ownership Limit” shall mean not more than 9.8% of the outstanding shares of Preferred Equity Stock.

Parity Stock.  The term “Parity Stock” shall mean, as the case may be, (i) any class or series of stock of the Corporation which is entitled to receive payment of dividends on a parity with the Class G Preferred Stock or (ii) any class or series of stock of the Corporation which is entitled to receive assets upon liquidation, dissolution or winding up of the affairs of the Corporation on a parity with the Class G Preferred Stock.  The term “Parity Stock” shall include, without limitation, the Class F Preferred Stock.

Person.  The term “Person” shall mean an Individual, corporation, partnership, estate, trust (including a trust qualified under Section 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity; but does not include an underwriter which participates in a public offering of the Class G Preferred Stock or any interest therein, provided that such ownership by such underwriter would not result in the Corporation being “closely held” within the meaning of Section 856(h) of the Code, or otherwise result in the Corporation failing to qualify as a REIT.

Preferred Equity Stock.  The term “Preferred Equity Stock” shall mean shares of stock that are either Class G Preferred Stock or Class G Excess Preferred Stock.

Purported Beneficial Transferee.  The term “Purported Beneficial Transferee” shall mean, with respect to any purported Transfer or other event which results in Class G Excess Preferred Stock, the purported beneficial transferee or owner for whom the Purported Record Transferee would have acquired or owned shares of Class G Preferred Stock if such Transfer or ownership had been valid under subparagraph (1) of paragraph (F) below.

Purported Record Transferee.  The term “Purported Record Transferee” shall mean, with respect to any purported Transfer or other event which results in Class G Excess Preferred Stock, the record holder of the Preferred Equity Stock if such Transfer or ownership had been valid under subparagraph (1) of paragraph (F) below.

Record Date.  The term “Record Date” shall mean the date designated by the Board of Directors of the Corporation at the time a dividend is authorized as the date for determining stockholders entitled to payment of the dividend; provided, however, that such Record Date shall be the first day of the calendar month in which the applicable Dividend Payment Date falls or such other date designated by the Board of Directors that is not more than thirty (30) days nor less than ten (10) days prior to such Dividend Payment Date.

Redemption Date.  The term “Redemption Date” shall have the meaning set forth in subparagraph (2) of paragraph (D) below.

Redemption Price.  The term “Redemption Price” shall mean a price per share equal to $2,500.00 plus accrued and unpaid dividends thereon, if any, to, but excluding, the Redemption Date, and as adjusted in subparagraph (2) of paragraph (D) below.

REIT.  The term “REIT” shall mean a real estate investment trust under Section 856 of the Code.

Senior Stock.  The term “Senior Stock” shall mean, as the case may be, (i) any class or series of stock of the Corporation created after the Initial Issue Date in accordance with subparagraph (1) of paragraph (E) ranking senior to the Class G Preferred Stock in respect of the right to receive dividends or (ii) any class or series of stock of the Corporation created after the Initial Issue Date in accordance with subparagraph (1) of paragraph (E) ranking senior to the Class G Preferred Stock in respect of the right to participate in any distribution upon liquidation, dissolution or winding up of the affairs of the Corporation.

Total Dividends.  The term “Total Dividends” shall have the meaning set forth in subparagraph (7) of paragraph (B) below.

Transfer.  The term “Transfer” shall mean any sale, transfer, gift, assignment, devise or other disposition of Preferred Equity Stock or Depositary Shares, including (i) the granting of any option or entering into any agreement for the sale, transfer or other disposition of Preferred Equity Stock or Depositary Shares or (ii) the sale, transfer, assignment or other disposition of any securities (or rights convertible into or exchangeable for Preferred Equity Stock or Depositary Shares), whether voluntary or involuntary, whether of record or beneficially or Beneficially or Constructively (including but not limited to transfers of interests in other entities which result in changes in Beneficial or Constructive Ownership of Preferred Equity Stock or Depositary Shares), and whether by operation of law or otherwise.

Trust.  The term “Trust” shall mean the trust created pursuant to subparagraph (11)(a) of paragraph (F).

Trustee.  The term “Trustee” shall mean the Corporation as trustee for the Trust, and any successor trustee appointed by the Corporation.

B.

Dividends.

1.

The record holders of Class G Preferred Stock shall be entitled to receive dividends, when, as and if authorized by the Board of Directors of the Corporation and declared by the Corporation, out of funds legally available for payment of dividends.  Such dividends shall be payable by the Corporation in cash at the rate of 7.75% per annum of the Liquidation Preference.

2.

Dividends on each outstanding share of Class G Preferred Stock shall accrue as set and be cumulative from the Initial Issue Date.  Dividends shall be payable quarterly in arrears when, as and if authorized by the Board of Directors of the Corporation and declared by the Corporation on January 15, April 15, July 15 and October 15 of each year, commencing on January 15, 2008 (each, a “Dividend Payment Date”).  If any Dividend Payment Date occurs on a day that is not a Business Day, any accrued dividends otherwise payable on such Dividend Payment Date shall be paid on the next succeeding Business Day.  The amount of dividends payable for each Dividend Period will be computed on the basis of a 360-day year consisting of twelve 30-day months.  Dividends shall be paid to the holders of record of the Class G Preferred Stock as their names shall appear on the stock transfer records of the Corporation at the close of business on the Record Date for such dividends.  Dividends in respect of any past Dividend Periods that are in arrears may be declared and paid at any time to holders of record on the Record Date therefor.  Any dividend payment made on shares of Class G Preferred Stock shall be first credited against the earliest accrued but unpaid dividend due with respect to the Class G Preferred Stock which remains payable.

3.

If any shares of Class G Preferred Stock are outstanding, no full dividends shall be declared or paid or set apart for payment on any Parity Stock or Junior Stock for any period unless full cumulative dividends have been or contemporaneously are declared and paid (contemporaneously with the respective dates that the dividends on the Parity Stock or Junior Stock are so declared and so paid) or declared and a sum sufficient for the payment thereof set apart for such payment on the Class G Preferred Stock for all past Dividend Periods and the then current Dividend Period.  When dividends are not paid in full (or a sum sufficient for such full payment is not so set apart) upon the shares of the Class G Preferred Stock and any Parity Stock, all dividends declared upon the shares of the Class G Preferred Stock and any such Parity Stock shall be declared pro rata so that the amount of dividends declared per share on the Class G Preferred Stock and all other such Parity Stock shall in all cases bear to each other the same ratio that accrued and unpaid dividends per share on the shares of the Class G Preferred Stock and all other such Parity Stock bear to each other.  No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on the Class G Preferred Stock which may be in arrears.

4.

Except as provided in subparagraph (3) of this paragraph (B), unless full cumulative dividends on the Class G Preferred Stock have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for payment for all past Dividend Periods and the then current Dividend Period, no dividends (other than in the form of Common Stock or other Junior Stock which is junior to the Class G Preferred Stock as to dividends and upon liquidation, dissolution or winding up of the affairs of the Corporation) shall be declared or paid or set apart for payment or other distribution shall be declared or made upon any Junior Stock or Parity Stock or any excess stock nor shall any Junior Stock or Parity Stock or any excess stock be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any shares of any such Junior Stock or Parity Stock or any excess stock) by the Corporation (except by conversion into or exchange for Junior Stock which is junior to the Class G Preferred Stock as to dividends and upon liquidation, dissolution or winding up of the affairs of the Corporation).

5.

Notwithstanding anything contained herein to the contrary, no dividends on shares of Class G Preferred Stock shall be authorized by the Board of Directors of the Corporation or declared by the Corporation or paid or set apart for payment by the Corporation at such time as the terms and provisions of any agreement of the Corporation, including any agreement relating to its indebtedness, prohibits such authorization, declaration, payment or setting apart for payment or provides that such authorization, declaration, payment or setting apart for payment would constitute a breach thereof or a default thereunder, or to the extent such declaration or payment shall be restricted or prohibited by law.

6.

Notwithstanding anything contained herein to the contrary, dividends on the Class G Preferred Stock will accrue whether or not the Corporation has earnings, whether or not there are funds legally available for the payment of the dividends and whether or not the dividends are authorized or declared.  Accrued but unpaid dividends on the Class G Preferred Stock will not bear interest.

7.

If, for any taxable year, the Corporation elects to designate as “capital gain dividends” (as defined in Section 857 of the Code) any portion (the “Capital Gains Amount”) of the dividends (as determined for federal income tax purposes) (the “Dividends”) paid or made available for the year to holders of all classes of stock (the “Total Dividends”) then, except as required by law, the portion of the Capital Gains Amount that shall be allocable to holders of the Class G Preferred Stock shall be the amount that the aggregate Dividends paid or made available to the holders of the Class G Preferred Stock for the year bears to the Total Dividends.

C.

Distributions Upon Liquidation, Dissolution or Winding Up.

1.

Upon any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, subject to the prior preferences and other rights of any Senior Stock as to the distribution of assets upon liquidation, dissolution or winding up of the affairs of the Corporation, but before any distribution or payment shall be made to the holders of any Junior Stock or any excess stock, the holders of Class G Preferred Stock shall be entitled to be paid out of the assets of the Corporation legally available for distribution to its stockholders liquidating distributions in cash or property at its fair market value as determined by the Board of Directors of the Corporation in the amount of the Liquidation Preference plus an amount equal to all accrued and unpaid dividends to, but excluding, the date of such liquidation, dissolution or winding up.  After payment of the full amount of the liquidating distributions to which they are entitled, the holders of Class G Preferred Stock will have no right or claim to any of the remaining assets of the Corporation and shall not be entitled to any other distribution in the event of liquidation, dissolution or winding up of the affairs of the Corporation.

2.

In the event that, upon any such voluntary or involuntary liquidation, dissolution or winding up, the legally available assets of the Corporation are insufficient to pay the amount of the Liquidation Preference plus an amount equal to all accrued and unpaid dividends on the Class G Preferred Stock and the corresponding amounts payable on Parity Stock upon any such liquidation, dissolution or winding up, then the holders of the Class G Preferred Stock and the holders of such Parity Stock shall share ratably in any such distribution of assets in proportion to the full liquidating distributions to which they otherwise would be respectively entitled.  Neither the consolidation or merger of the Corporation into or with another entity or entities nor the sale, lease, transfer or conveyance of all or substantially all of the property or business of the Corporation to another corporation or any other entity, individually or as part of a series of transactions, shall be deemed a liquidation, dissolution or winding up of the affairs of the Corporation within the meaning of this paragraph (C).

D.

Redemption by the Corporation.

1.

The Class G Preferred Stock may be redeemed for cash, in whole or from time to time in part, on any date on or after October 10, 2012 at the option of the Corporation at the Redemption Price.

2.

Each date fixed for redemption pursuant to subparagraph (1) of this paragraph (D) is called a “Redemption Date.” If the Redemption Date is after the Record Date and before the related Dividend Payment Date, the dividend payable on such Dividend Payment Date shall be paid to the holder in whose name the Class G Preferred Stock to be redeemed is registered at the close of business on such Record Date notwithstanding the redemption thereof between such Record Date and the related Dividend Payment Date or the Corporation’s default in the payment of the dividend due, and the Redemption Price shall not include the amount of such dividend payable on such Dividend Payment Date.

3.

In case of redemption of less than all shares of Class G Preferred Stock at the time outstanding, the shares to be redeemed shall be selected by the Corporation pro rata from the holders of record of such shares in proportion to the number of shares held by such holders (with adjustments to avoid redemption of fractional shares) or by any other equitable method prescribed by the Board of Directors of the Corporation that will not result in the issuance of any Class G Excess Preferred Stock.

4.

In order to exercise its redemption option, the Corporation shall give written notice (“Notice”) of such redemption to each holder of record of the shares of Class G Preferred Stock to be redeemed not less than 30 days or more than 60 days prior to the Redemption Date.  The Notice will be mailed by the Corporation, postage prepaid, addressed to the respective holders of record of the Class G Preferred Stock to be redeemed at their respective addresses as they appear on the stock transfer records of the Corporation.  No failure to give such Notice or any defect therein or in the mailing thereof shall affect the validity of the proceedings for the redemption of any shares of Class G Preferred Stock, except as to any holder to whom the Corporation has failed to give Notice or except as to any holder to whom Notice was defective.  In addition to any information required by law or by the applicable rules of any exchange upon which Class G Preferred Stock may be listed or admitted to trading, such Notice shall state:  (i) the Redemption Date; (ii) the Redemption Price; (iii) the number of shares of Class G Preferred Stock to be redeemed and, if less than all shares held by the particular holder are to be redeemed, the number of such shares to be redeemed from such holder; (iv) the place or places where certificates for such shares are to be surrendered for payment of the Redemption Price; and (v) that dividends on the shares to be redeemed will cease to accrue on the Redemption Date.

5.

Notice having been mailed in accordance with subparagraph (4) of this paragraph (D), from and after the Redemption Date (unless the Corporation shall fail to make available an amount of cash necessary to pay the Redemption Price), (i) except as otherwise provided herein, dividends on the shares of Class G Preferred Stock so called for redemption shall cease to accrue, (ii) said shares shall no longer be deemed to be outstanding, and (iii) all rights of the holders thereof as holders of Class G Preferred Stock of the Corporation shall cease (except the rights to receive the Redemption Price in cash).  The Corporation’s obligation to provide cash in accordance with the preceding sentence shall be deemed fulfilled if, on or before the Redemption Date, the Corporation shall deposit with a bank or trust company (which may be an affiliate of the Corporation), cash necessary for such redemption, in trust, with irrevocable instructions that such cash be applied to the redemption of the shares of Class G Preferred Stock so called for redemption.  In this case, the Corporation’s Notice shall (i) specify the office of such bank or trust company as the place of payment of the Redemption Price and (ii) call upon respective holders of record of the Class G Preferred Stock to surrender certificates for such shares, on the Redemption Date fixed in the Notice, for payment of the Redemption Price.  No interest shall accrue for the benefit of any holder of shares of Class G Preferred Stock to be redeemed on any cash so set aside by the Corporation.  Subject to applicable escheat laws, any such cash unclaimed at the end of two years from the Redemption Date shall revert to the general funds of the Corporation, after which reversion, the holders of such shares so called for redemption shall look only to the general funds of the Corporation for the payment of such cash.

6.

As promptly as practicable after the surrender of the certificates for any such shares of Class G Preferred Stock so redeemed (properly endorsed or assigned for transfer, if the Corporation shall so require and if the Notice shall so state) in accordance with said Notice, the Corporation (or the related bank or trust company, if applicable) shall pay to the applicable holders the Redemption Price in cash (without interest thereon).  In the event of the redemption of less than all shares of Class G Preferred Stock at the time outstanding, the shares to be redeemed shall be selected by the Corporation pro rata from the holders of record of such shares in proportion to the number of shares held by such holders (with adjustments to avoid redemption of fractional shares) or by any other equitable method determined by the Corporation that will not result in the issuance of any Class G Excess Preferred Stock.  If fewer than all the shares of Class G Preferred Stock represented by any certificate are redeemed, then new certificates representing the unredeemed shares of Class G Preferred Stock shall be issued without cost to the holder thereof.

7.

Unless full cumulative dividends on all outstanding shares of Class G Preferred Stock shall have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for payment for all past Dividend Periods and the then current Dividend Period, (i) no shares of any Class G Preferred Stock shall be redeemed, unless all outstanding shares of Class G Preferred Stock are simultaneously redeemed and (ii) the Corporation shall not purchase or otherwise acquire directly or indirectly any shares of Class G Preferred Stock (except by conversion into or exchange for Junior Stock as to dividends and upon liquidation, dissolution or winding up); provided, however, that the foregoing shall not prevent the purchase or acquisition of shares of Class G Preferred Stock pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding shares of Class G Preferred Stock.

8.

All shares of Class G Preferred Stock redeemed pursuant to this paragraph (D) shall be retired and shall be reclassified as authorized and unissued shares of Preferred Stock, without designation as to class or series, and may thereafter be reissued as shares of any class or series of Preferred Stock.

E.

Voting Rights.

1.

The holders of record of shares of Class G Preferred Stock shall not be entitled to any voting rights except as hereinafter provided in this paragraph (E) or as required by applicable law.  So long as any shares of Class G Preferred Stock are outstanding, the Corporation shall not, without the affirmative vote or consent of the holders of at least two-thirds (2/3) of the shares of the Class G Preferred Stock outstanding at the time, given in person or by proxy, either in writing or at a meeting (such Class G Preferred Stock voting separately as a class):  (i) authorize or create, or increase the authorized or issued amount of, any class or series of Senior Stock, or reclassify any authorized stock into Senior Stock, or create, authorize or issue any obligation or security convertible into or evidencing the right to purchase any Senior Stock; or (ii) amend, alter or repeal the provisions of the Charter, whether by merger, consolidation or otherwise, so as to materially and adversely affect any right, preference, privilege or voting power of the Class G Preferred Stock; except that (1) with respect to the occurrence of any of the events described in (ii) above, so long as the Class G Preferred Stock remains outstanding with the terms of the Class G Preferred Stock materially unchanged or is converted into a security in another entity with the terms materially unchanged, the occurrence of such event will not be deemed to materially and adversely affect the rights, preferences, privileges or voting powers of the Class G Preferred Stock and (2) (A) any increase in the amount of the authorized shares of Class G Preferred Stock or the authorization or issuance of any Parity Stock or Junior Stock, in each case, as to dividends and upon liquidation, dissolution or winding up of the affairs of the Corporation, or (B) any increase in the number of authorized shares of Class G Preferred Stock or Parity Stock or Junior Stock, in each case, as to dividends and upon liquidation, dissolution or winding up of the affairs of the Corporation, shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers.

2.

If and whenever dividends payable on Class G Preferred Stock shall be in arrears for six (6) or more Dividend Periods, whether or not consecutive, then the holders of Class G Preferred Stock (voting together as a class with Parity Stock upon which like voting rights have been conferred and are exercisable as provided in subparagraph (5) of this paragraph (E)) shall be entitled at the next annual meeting of the stockholders or at any special meeting of stockholders called for the purpose of electing directors to elect two (2) additional directors.  Upon election, such directors shall become directors of the Corporation and the authorized number of directors of the Corporation shall thereupon be automatically increased by two.

3.

Whenever the voting right described in subparagraph (2) of this paragraph (E) shall have vested, such right may be exercised initially either at a special meeting of the holders of Class G Preferred Stock and any Parity Stock entitled to vote as provided in subparagraph (5) of this paragraph (E), called as hereinafter provided, or at any annual meeting of stockholders held for the purpose of electing directors and, thereafter, at such annual meetings or by the written consent of the holders of Class G Preferred Stock and any such Parity Stock.  Such right of the holders of Class G Preferred Stock to elect directors together with the holders of any such Parity Stock may be exercised until all dividends to which the holders of Class G Preferred Stock shall have been entitled for (i) all previous Dividend Periods and (ii) the current Dividend Period shall have been paid in full or declared and a sum of money sufficient for the payment thereof set aside for payment, at which time the right of the holders of Class G Preferred Stock to elect directors together with holders of any such Parity Stock shall cease, the term of such directors previously elected shall thereupon terminate, and the authorized number of directors of the Corporation shall thereupon return to the number of authorized directors otherwise in effect, but subject always to the same provisions for the renewal and divestment of such special voting rights in the case of any such future dividend default or defaults.

4.

At any time when the voting right described in subparagraph (2) of this paragraph (E) shall have vested in the holders of Class G Preferred Stock and if such right shall not already have been initially exercised, a proper officer of the Corporation shall, upon the written request of any holder of record of Class G Preferred Stock then outstanding, addressed to the Secretary of the Corporation, call a special meeting of holders of Class G Preferred Stock together with the holders of any Parity Stock entitled to vote as provided in subparagraph (5) of this paragraph (E).  Such meeting shall be held on the earliest practicable date upon the notice required for annual meetings of stockholders at the place for holding annual meetings of stockholders of the Corporation or, if none, at a place designated by the Secretary of the Corporation.  If such meeting shall not be called by a proper officer of the Corporation within thirty (30) days after the personal service of such written request upon the Secretary of the Corporation, or within thirty (30) days after mailing the same within the United States, by registered mail, addressed to the Secretary of the Corporation at its principal office (such mailing to be evidenced by the registry receipt issued by the postal authorities), then the holders of record of ten percent (10%) of the shares of Class G Preferred Stock then outstanding may designate in writing a holder of Class G Preferred Stock to call such meeting at the expense of the Corporation, and such meeting may be called by such person so designated upon the notice required for annual meetings of stockholders and shall be held at the place for holding annual meetings of the Corporation or, if none, at a place designated by such holder.  Any holder of Class G Preferred Stock that would be entitled to vote at such meeting shall have access to the stock transfer records of the Corporation for the purpose of causing a meeting of stockholders to be called pursuant to the provisions of this paragraph (E).  Notwithstanding the provisions of this paragraph (E), however, no such special meeting shall be called if any such request is received less than ninety (90) days before the date fixed for the next ensuing annual or special meeting of stockholders.

5.

If, at any time when the holders of Class G Preferred Stock are entitled to elect directors pursuant to the foregoing provisions of this paragraph (E), the holders of any one or more classes or series of Parity Stock are entitled to elect one or more directors by reason of any default or event specified in the Charter, as in effect at the time, and if the terms for such classes or series of Parity Stock so provide, then the voting rights of the Class G Preferred Stock and the one or more classes or series of Parity Stock then entitled to vote shall be combined (with each having a number of votes proportional to the aggregate liquidation preference of its outstanding shares).  In such case, the holders of Class G Preferred Stock and of all such classes or series of Parity Stock then entitled to so vote, voting together as a class, shall elect such directors.  If the holders of any such classes or series of Parity Stock have elected such directors prior to the happening of the default or event providing for the election of directors by the holders of Class G Preferred Stock, or prior to a written request for the holding of a special meeting being received by the Secretary of the Corporation as elsewhere required in subparagraph (4) of paragraph (E) above, then a new election shall be held with all such classes or series of Parity Stock and the Class G Preferred Stock voting together as a single class for such director(s), resulting in the termination of the term of such previously elected director(s) upon the election of such new director(s).  If the holders of any such classes or series of Parity Stock are entitled to elect two directors, the Class G Preferred Stock shall not participate in the election of more than two such directors, and such directors whose terms first expire shall be deemed to be the directors elected by the holders of Class G Preferred Stock; provided, that if at the expiration of such terms the holders of Class G Preferred Stock are entitled to vote in the election of directors pursuant to the provisions of this paragraph (E), then the Secretary of the Corporation shall call a meeting (which meeting may be the annual meeting or a special meeting of stockholders referred to in subparagraph (3) of this paragraph (E)) of holders of Class G Preferred Stock for the purpose of electing replacement directors (in accordance with the provisions of this paragraph (E)) to be held at or prior to the time of expiration of the expiring terms referred to above.

6.

If and for so long as the shares of Class G Preferred Stock are represented by Depositary Shares in accordance with paragraph (J) hereof, then in any matter in which the Class G Preferred Stock is entitled to vote (as expressly provided herein), including any action by written consent, each share of Class G Preferred Stock shall be entitled to one hundred (100) votes, each of which one hundred (100) votes may be directed separately by the holder thereof (or by any proxy or proxies of such holder).  With respect to each share of Class G Preferred Stock, the holder thereof may designate up to one hundred (100) proxies, with each such proxy having the right to vote a whole number of votes (totaling one hundred (100) votes per share of Class G Preferred Stock).

7.

Notwithstanding anything contained herein to the contrary, the foregoing voting provisions shall not apply if, at or prior to the time when the act with respect to which the vote would otherwise be required shall be effected, all outstanding shares of Class G Preferred Stock shall have been redeemed or called for redemption and sufficient funds shall have been deposited in trust to effect the redemption.

F.

Restrictions on Ownership to Preserve Tax Benefit; Conversion and Exchange for Class G Excess Preferred Stock; and Terms of Class G Excess Preferred Stock.

1.

Restriction on Ownership and Transfer.

a.

Except as provided in subparagraph (8) of this paragraph (F), no Person shall Beneficially Own or Constructively Own Class G Preferred Stock in excess of the Ownership Limit;

b.

Except as provided in subparagraph (8) of this paragraph (F), any Transfer (whether or not such Transfer is the result of a transaction entered into through the facilities of the NYSE) that, if effective, would result in any Person Beneficially Owning Class G Preferred Stock in excess of the Ownership Limit shall be void ab initio as to the Transfer of such Class G Preferred Stock which would be otherwise Beneficially Owned by such Person in excess of the Ownership Limit; and the intended transferee shall acquire no rights in such Class G Preferred Stock;

c.

Except as provided in subparagraph (8) of this paragraph (F), any Transfer (whether or not such Transfer is the result of a transaction entered into through the facilities of the NYSE) that, if effective, would result in any Person Constructively Owning Class G Preferred Stock in excess of the Ownership Limit shall be void ab initio as to the Transfer of such Class G Preferred Stock which would be otherwise Constructively Owned by such Person in excess of the Ownership Limit; and the intended transferee shall acquire no rights in such Class G Preferred Stock; and

d.

Notwithstanding any other provisions contained in this paragraph (F), any Transfer (whether or not such Transfer is the result of a transaction entered into through the facilities of the NYSE) or other event that, if effective, would result in the Corporation being “closely held” within the meaning of Section 856(h) of the Code, or would otherwise result in the Corporation failing to qualify as a REIT (including, but not limited to, a Transfer or other event that would result in the Corporation owning

(directly or Constructively) an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Corporation from such tenant would cause the Corporation to fail to satisfy any of the gross income requirements of Section 856(c) of the Code) shall be void ab initio as to the Transfer of the Class G Preferred Stock or other event which would cause the Corporation to be “closely held” within the meaning of Section 856(h) of the Code or would otherwise result in the Corporation failing to qualify as a REIT; and the intended transferee or owner or Constructive or Beneficial Owner shall acquire or retain no rights in such Class G Preferred Stock.

2.

Conversion into and Exchange for Class G Excess Preferred Stock.  If, notwithstanding the other provisions contained in this paragraph (F), at any time after the Initial Issue Date, there is a purported Transfer (whether or not such Transfer is the result of a transaction entered into through the facilities of the NYSE), change in the capital structure of the Corporation or other event such that one or more of the restrictions on ownership and transfer described in subparagraph (1) of this paragraph (F), above have been violated, then the Class G Preferred Stock being Transferred (or in the case of an event other than a Transfer, the Class G Preferred Stock owned or Constructively Owned or Beneficially Owned or, if the next sentence applies, the Class G Preferred Stock identified in the next sentence) which would cause one or more of the restrictions on ownership or transfer to be violated (rounded up to the nearest whole share) shall be automatically converted into an equal number of shares of Class G Excess Preferred Stock.  If at any time of such purported Transfer any of the shares of the Class G Preferred Stock are then owned by a depositary to permit the trading of beneficial interests in fractional shares of Class G Preferred Stock, then shares of Class G Preferred Stock that shall be converted to Class G Excess Preferred Stock shall be first taken from any Class G Preferred Stock that is not in such depositary that is Beneficially Owned or Constructively Owned by the Person whose Beneficial Ownership or Constructive Ownership would otherwise violate the restrictions of subparagraph (1) of this paragraph (F) prior to converting any shares in such depositary.  Any conversion pursuant to this subparagraph shall be effective as of the close of business on the Business Day prior to the date of such Transfer or other event.

3.

Remedies for Breach.  If the Board of Directors or its designees shall at any time determine in good faith that a Transfer or other event has taken place in violation of subparagraph (1) of this paragraph (F) or that a Person intends to acquire, has attempted to acquire or may acquire direct ownership, beneficial ownership (determined without reference to any rules of attribution), Beneficial Ownership or Constructive Ownership of any shares of the Corporation in violation of subparagraph (1) of this paragraph (F), the Board of Directors or its designees shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including, but not limited to, causing the Corporation to purchase such shares upon the terms and conditions specified by the Board of Directors in its sole discretion, refusing to give effect to such Transfer or other event on the books of the Corporation or instituting proceedings to enjoin such Transfer or other event; provided, however, that any Transfer (or, in the case of events other than a Transfer, ownership or Constructive Ownership or Beneficial Ownership) in violation of subparagraph (1) of this paragraph (F) shall automatically result in the conversion described in subparagraph (2), irrespective of any action (or non-action) by the Board of Directors.

4.

Notice of Restricted Transfer.  Any Person who acquires or attempts to acquire Class G Preferred Stock or other securities in violation of subparagraph (1) of this paragraph (F), or any Person who owns or will own Class G Excess Preferred Stock as a result of an event under subparagraph (2) of this paragraph (F), shall immediately give written notice to the Corporation of such event and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer or attempted Transfer or other event on the Corporation’s status as a REIT.

5.

Owners Required to Provide Information.  From and after the Initial Issue Date, each Person who is a beneficial owner or Beneficial Owner or Constructive Owner of Class G Preferred Stock and each Person (including the stockholder of record) who is holding Class G Preferred Stock for a Beneficial Owner or Constructive Owner shall provide to the Corporation such information that the Corporation may request, in good faith, in order to determine the Corporation’s status as a REIT.

6.

Remedies Not Limited.  Nothing contained in this paragraph (F) (but subject to subparagraph (12) of this paragraph (F)) shall limit the authority of the Board of Directors to take such other action as it deems necessary or advisable to protect the Corporation and the interests of its stockholders by preservation of the Corporation’s status as a REIT.

7.

Ambiguity.  In the case of an ambiguity in the application of any of the provisions of this paragraph (F), including any definition contained in paragraph (A), the Board of Directors shall have the power to determine the application of the provisions of this paragraph (F) with respect to any situation based on the facts known to it (subject, however, to the provisions of paragraph (12) of this paragraph (F)).

8.

Exceptions.

a.

Subject to subparagraph (1)(d) of this paragraph (F), the Board of Directors, in its sole discretion, with the advice of the Corporation’s tax counsel, may exempt (prospectively or retroactively) a Person from the limitation on a Person Beneficially Owning shares of Class G Preferred Stock in violation of subparagraphs (1)(a) or (1)(b) of this paragraph (F) if the Board of Directors determines that such exemption will not cause any Individual’s Beneficial Ownership of shares of Capital Stock to violate the Aggregate Stock Ownership Limit and that such exemption will not cause the Corporation to fail to qualify as a REIT under the Code.

b.

Subject to subparagraph (1)(d) of this paragraph (F), the Board of Directors, in its sole discretion, with advice of the Corporation’s tax counsel, may exempt (prospectively or retroactively) a Person from the limitation on a Person Constructively Owning Class G Preferred Stock in violation of subparagraphs (1)(a) or (1)(c) of this paragraph (F) if the Board of Directors determines that such ownership would not cause the Corporation to fail to qualify as a REIT under the Code.

c.

Prior to granting any exception pursuant to subparagraph (8)(a) or (8)(b) of this paragraph (F), the Board of Directors may (i) require such Person to make certain representations or undertakings or to agree that any violation or attempted violation of such representations or undertakings (or other action which is contrary to the restrictions contained in this paragraph F) will result in such Class G Preferred Stock being converted to Excess Class G Preferred Stock and transferred to a Trust in accordance with subparagraphs (2) and (11) of this paragraph (F) and/or (ii) require a ruling from the IRS, or an opinion of counsel, in either case in form and substance satisfactory to the Board of Directors, in its sole discretion as it may deem necessary or advisable in order to determine or ensure the Corporation’s status as a REIT; provided, however, that obtaining such representations or undertakings, or a favorable ruling or opinion, shall not be required for the Board of Directors to grant an exception hereunder.

9.

Legend.  Each certificate for Class G Preferred Stock shall bear substantially the following legend:

“The Corporation will furnish to any stockholder, on request and without charge, a full statement of the information required by Section 2-211(b) of the Corporations and Associations Article of the Annotated Code of Maryland with respect to the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, and terms and conditions of redemptions of the stock of each class which the Corporation has authority to issue and, if the Corporation is authorized to issue any preferred or special class in series, (i) the differences in the relative rights and preferences between the shares of each series to the extent set, and (ii) the authority of the Board of Directors to set such rights and preferences of subsequent series.  The foregoing summary does not purport to be complete and is subject to and qualified in its entirety by reference to the charter of the Corporation (the “Charter”), a copy of which will be sent without charge to each stockholder who so requests.  Such request must be made to the Secretary of the Corporation at its principal office.”

“The securities represented by this certificate are subject to restrictions on ownership for the purpose of the Corporation’s maintenance of its status as a real estate investment trust under the Internal Revenue Code of 1986, as amended.  Except as otherwise provided pursuant to the Charter of the Corporation, no Person may Beneficially Own or Constructively Own shares of Class G Preferred Stock in excess of 9.8% of the outstanding shares of Preferred Equity Stock.  Any Person who attempts to Beneficially Own or Constructively Own shares of Class G Preferred Stock in excess of the above limitation must immediately notify the Corporation.  All capitalized terms in this legend have the meanings defined in the Charter of the Corporation, a copy of which, including the restrictions on transfer, will be sent to any stockholder on request and without charge.  Transfers in violation of the restrictions described above shall be void ab initio.  Notwithstanding the foregoing, if the restrictions on ownership and transfer are violated, the securities represented hereby will be designated and treated as shares of Class G Excess Preferred Stock which will be held in trust by the Corporation.  The foregoing summary does not purport to be complete and is subject to and qualified in its entirety by reference to the Charter, a copy of which, including the restrictions on transfer, will be sent without charge to each stockholder who so requests.  Such request must be made to the Secretary of the Corporation at its principal office.”

10.

Severability.  If any provision of this paragraph (F) or any application of any such provision is determined to be invalid by any federal or state court having jurisdiction, the validity of the remaining provisions shall not be affected and other applications of such provision shall be affected only to the extent necessary to comply with the determination of such court.

11.

Class G Excess Preferred Stock.

a.

Ownership in Trust.  Upon any purported Transfer (whether or not such Transfer is the result of a transaction entered into through the facilities of the NYSE) or other event that results in the issuance of Class G Excess Preferred Stock pursuant to subparagraph (2) of this paragraph (F), such Class G Excess Preferred Stock shall be deemed to have been transferred to the Corporation, as Trustee of a Trust for the exclusive benefit of such Beneficiary or Beneficiaries to whom an interest in such Class G Excess Preferred Stock may later be transferred pursuant to subparagraph (11)(d) of this paragraph (F).  Class G Excess Preferred Stock so held in trust shall be issued and outstanding shares of stock of the Corporation.  The Purported Record Transferee shall have no rights in such Class G Excess Preferred Stock except the right to designate a transferee of such Class G Excess Preferred Stock upon the terms specified in subparagraph (11)(d) of this paragraph (F).  The Purported Beneficial Transferee shall have no rights in such Class G Excess Preferred Stock except as provided in subparagraph (11)(d) of this paragraph (F).

b.

Dividend Rights.  Class G Excess Preferred Stock shall not be entitled to any dividends or other distribution (except as provided in subparagraph (11)(c) of this paragraph (F)).  Any dividend or distribution paid prior to the discovery by the Corporation that shares of Class G Preferred Stock have been converted into Class G Excess Preferred Stock shall be repaid to the Corporation upon demand.

c.

Rights Upon Liquidation.  In the event of any voluntary or involuntary liquidation, dissolution or winding up of, or any distribution of the assets of, the Corporation, each holder of shares of Class G Excess Preferred Stock shall be entitled to receive, ratably with each other holder of shares of Preferred Equity Stock, that portion of the assets of the Corporation available for distribution to the holders of shares of Preferred Equity Stock as the number of shares of Class G Excess Preferred Stock held by such holder bears to the total number of shares of Preferred Equity Stock then outstanding.  The Corporation, as holder of the Class G Excess Preferred Stock in trust, or if the Corporation shall have been dissolved, any trustee appointed by the Corporation prior to its dissolution, shall distribute ratably to the Beneficiaries of the Trust, when and if determined in accordance with subparagraph (11)(d) of this paragraph (F), any such assets received in respect of the Class G Excess Preferred Stock in any liquidation, dissolution or winding up of, or any distribution of, the assets of the Corporation.

d.

Restrictions on Transfer; Designation of Beneficiary.

(1)

Shares of Class G Excess Preferred Stock shall not be transferable.  Subject to the last sentence of this clause (1), the Purported Record Transferee may freely designate a Beneficiary of an interest in the Trust (representing the number of shares of Class G Excess Preferred Stock held by the Trust attributable to a purported Transfer that resulted in the issuance of Class G Excess Preferred Stock), if (i) the Class G Excess Preferred Stock held in the Trust would not be Class G Excess Preferred Stock in the hands of such Beneficiary and (ii) the Purported Beneficial Transferee does not receive a price from such Beneficiary that reflects a price per share for such Class G Excess Preferred Stock that exceeds (x) the price per share such Purported Beneficial Transferee paid for the Class G Preferred Stock in the purported Transfer that resulted in the issuance of Class G Excess Preferred Stock, or (y) if the Transfer or other event that resulted in the issuance of Class G Excess Preferred Stock was not a transaction in which the Purported Beneficial Transferee gave full value for such Class G Excess Preferred Stock, a price per share equal to the Market Price on the date of the purported Transfer or other event that resulted in the issuance of Class G Excess Preferred Stock.  Upon such transfer of an interest in the Trust, the corresponding shares of Class G Excess Preferred Stock in the Trust shall be automatically exchanged for an equal number of shares of Class G Preferred Stock and such Class G Preferred Stock shall be transferred of record to the transferee of the interest in the Trust if such Class G Preferred Stock would not be Class G Excess Preferred Stock in the hands of such transferee.  Prior to any transfer of any interest in the Trust, the Purported Record Transferee must give advance notice to the Corporation of the intended transfer and the Corporation must have waived in writing its purchase rights under subparagraph (11)(f) of this paragraph (F).

(2)

Notwithstanding the foregoing, if a Purported Beneficial Transferee receives a price for designating a Beneficiary of an interest in the Trust that exceeds the amounts allowable under subparagraph (11)(d)(1) of this paragraph (F), such Purported Beneficial Transferee shall pay, or cause such Beneficiary to pay, such excess to the Corporation.

e.

Voting and Notice Rights.  The holders of shares of Class G Excess Preferred Stock shall have no voting rights and shall have no rights to receive notice of any meetings.  The holders of shares of Class G Excess Preferred Stock shall not be considered for purpose of determining a quorum.

f.

Purchase Rights in Class G Excess Preferred Stock.  Notwithstanding the provisions of subparagraph (11)(d) of this paragraph (F), shares of Class G Excess Preferred Stock shall be deemed to have been offered for sale to the Corporation, or its designee, at a price per share equal to the lesser of (i) the price per share in the transaction that required the issuance of such Class G Excess Preferred Stock (or, if the Transfer or other event that resulted in the issuance of Class G Excess Preferred Stock was not a transaction in which the Purported Beneficial Transferee gave full value for such Class G Excess Preferred Stock, a price per share equal to the Market Price on the date of the purported Transfer or other event that resulted in the issuance of Class G Excess Preferred Stock) and (ii) the Market Price on the date the Corporation, or its designee, accepts such offer.  The Corporation shall have the right to accept such offer for a period of ninety (90) days after the later of (i) the date of the Transfer or other event which resulted in the issuance of such shares of Class G Excess Preferred Stock and (ii) the date the Board of Directors determines in good faith that a Transfer or other event resulting in the issuance of shares of Class G Excess Preferred Stock has occurred, if the Corporation does not receive a notice of such Transfer or other event pursuant to subparagraph (4) of this paragraph (F).  The Corporation may appoint a special trustee of the Trust for the purpose of consummating the purchase of Class G Excess Preferred Stock by the Corporation.  In the event that the Corporation’s actions cause a reduction in the number of shares of Class G Preferred Stock outstanding and such reduction results in the issuance of Class G Excess Preferred Stock, the Corporation is required to exercise its option to repurchase such shares of Class G Excess Preferred Stock if the Beneficial Owner notifies the Corporation that it is unable to sell its rights to such Class G Excess Preferred Stock.

12.

Settlement.  Nothing in this paragraph (F) shall preclude the settlement of any transaction entered into through facilities of the NYSE.

G.

Exclusion of Other Rights.

Without prejudice to any contractual obligations existing from time to time between the holders of the Class G Preferred Stock and the Corporation, the shares of Class G Preferred Stock shall not have any rights granted to or imposed thereupon, including as to dividends, preferences, conversion rights or voting rights, other than those specifically set forth in the Charter (including these Articles Supplementary), nor shall the shares of Class G Preferred Stock have preemptive or subscription rights.  The Class G Preferred Stock has no stated maturity and is not subject to any sinking fund or mandatory redemption.

H.

Headings of Subdivisions.

The headings of the various subdivisions hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

I.

Severability of Provisions.

If any preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of the Class G Preferred Stock set forth in the Charter are invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of the Class G Preferred Stock set forth in the Charter which can be given effect without the invalid, unlawful or unenforceable provision thereof shall, nevertheless, remain in full force and effect, and no preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of the Class G Preferred Stock herein set forth shall be deemed dependent upon any other provision thereof unless so expressed therein.

J.

Registration as Depositary Shares.

Shares of Class G Preferred Stock shall be registered in the form of Depositary Shares representing a one-one hundredth fractional interest in a share of Class G Preferred Stock (“Depositary Shares”) on, and subject to, such terms and conditions as may be provided for in any agreement binding upon the Corporation (whether directly or through merger with any other corporation).

EXHIBIT C

CLASS H PREFERRED STOCK

Pursuant to the authority granted to and vested in the Board of Directors (the “Board of Directors”) of Kimco Realty Corporation, a corporation organized and existing under the laws of the State of Maryland (the “Corporation”), in accordance with Article IV.D. of the charter of the Corporation (the “Charter”), the Board of Directors, by unanimous consent on August 21, 2010, and the Pricing Committee of the Board of Directors, by unanimous consent on August 23, 2010, adopted resolutions reclassifying 70,000 shares (the “Shares”) of Preferred Stock (as defined in the Charter) as a separate class of Preferred Stock, 6.9 0% Class H Cumulative Redeemable Preferred Stock, $1.00 par value per share (“Class H Preferred Stock”), and reclassifying 70,000 shares (the “Class H Excess Shares”) of Preferred Stock (as defined in the Charter) as a separate class of stock, Class H Excess Preferred Stock, $1.00 par value per share (“Class H Excess Preferred Stock”), each with the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications, and terms and conditions of redemption set forth below:

6.90 % CLASS H CUMULATIVE REDEEMABLE PREFERRED STOCK

A.

Certain Definitions.

Unless the context otherwise requires, the terms defined in this paragraph (A) shall have, for all purposes of the provisions of the Charter in respect of the Preferred Equity Stock, the meanings herein specified (with terms defined in the singular having comparable meanings when used in the plural).

Aggregate Stock Ownership Limit.  The term “Aggregate Stock Ownership Limit” shall mean not more than 9.8% of the value of the outstanding shares of Capital Stock of the Corporation.

Beneficial Ownership.  The term “Beneficial Ownership” shall mean ownership of stock by a Person who is or would be treated as an owner of stock either directly or constructively through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code.  In addition, “Beneficial Ownership” shall include ownership of Capital Stock by a Person who meets any one of its tests for beneficial ownership as set forth under Rule 13d-3 of the Securities Exchange Act of 1934, as amended.  The terms “Beneficial Owner,” “Beneficially Owns” and “Beneficially Owned” shall have the correlative meanings.

Beneficiary.  The term “Beneficiary” shall mean the beneficiary of the Trust as determined pursuant to subparagraph (11)(d)(1) of paragraph (F) below.

Business Day.  The term “Business Day” shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.

Capital Gains Amount.  The term “Capital Gains Amount” shall have the meaning set forth in subparagraph (7) of paragraph (B) below.

Capital Stock.  The term “Capital Stock” shall mean all classes of series of stock of the Corporation, including, without limitation, Common Equity, Class F Preferred Stock, Class G Preferred Stock and Class H Preferred Stock.

Class F Preferred Stock.  The term “Class F Preferred Stock” shall mean the 6.65% Class F Cumulative Redeemable Preferred Stock, $1.00 par value per share, of the Corporation.

Class G Preferred Stock.  The term “Class G Preferred Stock” shall mean the 7.75% Class G Cumulative Redeemable Preferred Stock, $1.00 par value per share, of the Corporation.

Code.  The term “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

Common Equity.  The term “Common Equity” shall mean all shares now or hereafter authorized of any class of common stock of the Corporation, including the Common Stock, and any other stock of the Corporation, howsoever designated, authorized after the Initial Issue Date, which has the right (subject always to prior rights of any class or series of preferred stock) to participate in the distribution of the assets and earnings of the Corporation without limit as to per share amount.

Common Stock.  The term “Common Stock” shall mean the common stock, $.01 par value per share, of the Corporation.

Constructive Ownership.  The term “Constructive Ownership” shall mean ownership of Class H Preferred Stock or Class H Excess Preferred Stock by a Person who is or would be treated as an owner of such Class H Preferred Stock or Class H Excess Preferred Stock either directly or constructively through the application of Section 318 of the Code, as modified by Section 856(d)(5) of the Code.  The terms “Constructive Owner,” “Constructively Owns” and “Constructively Owned” shall have the correlative meanings.

Depositary Shares.  The term “Depositary Shares” shall mean the Depositary Shares each representing a one-one hundredth (1/100) fractional interest in a share of Class H Preferred Stock.

Dividends.  The term “Dividends” shall have the meaning set forth in subparagraph (7) of paragraph (B) below.

Dividend Payment Date.  The term “Dividend Payment Date” shall have the meaning set forth in subparagraph (2) of paragraph (B) below.

Dividend Period.  The term “Dividend Period” with respect to a share of Class H Preferred Stock shall mean the period from, and including, the Initial Issue Date to, but excluding, the first Dividend Payment Date and thereafter, each quarterly period from, and including, the Dividend Payment Date commencing such period to, but excluding, the succeeding Dividend Payment Date.

Individual.  The term “Individual” shall mean an individual, trust qualified under Section 401(a) or 501(c)(17) of the Code, a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, or a private foundation within the meaning of Section 509(a) of the Code, provided that a trust described in Section 401(a) of the Code and exempt from tax under Section 501(a) of the Code shall be excluded from this definition.

Initial Issue Date.  The term “Initial Issue Date” shall mean the date that shares of Class H Preferred Stock are first issued by the Corporation.

IRS. The term “IRS” means the United States Internal Revenue Service.

Junior Stock.  The term “Junior Stock” shall mean, as the case may be, (i) the Common Equity and any other class or series of stock of the Corporation which is not entitled to receive any dividends in any Dividend Period unless all dividends required to have been paid or declared and set apart for payment on the Class H Preferred Stock shall have been so paid or declared and set apart for payment or (ii) the Common Equity and any other class or series of stock of the Corporation which is not entitled to receive any assets upon liquidation, dissolution or winding up of the affairs of the Corporation until the Class H Preferred Stock shall have received the entire amount to which such Class H Preferred Stock is entitled upon such liquidation, dissolution or winding up.

Liquidation Preference.  The term “Liquidation Preference” shall mean $2,500.00 per share of Class H Preferred Stock.

Market Price.  The term “Market Price” shall mean the price of the Class H Preferred Stock (i) as determined by multiplying by one hundred the last reported sales price of the Depositary Shares reported on the NYSE on the trading day immediately preceding the relevant date or, (ii) if the Depositary Shares are not then traded on the NYSE, as determined by multiplying by one hundred the last reported sales price of the Depositary Shares on the trading day immediately preceding the relevant date as reported on any exchange or quotation system over which the Depositary Shares may be traded or, (iii) if the Depositary Shares are not then traded over any exchange or quotation system, as determined in good faith by the Board of Directors.

Notice.  The term “Notice” shall have the meaning set forth in subparagraph (4) of paragraph (D) below.

NYSE.  The term “NYSE” shall mean New York Stock Exchange, Inc., including any successor thereto.

Ownership Limit.  The term “Ownership Limit” shall mean not more than 9.8% of the outstanding shares of Preferred Equity Stock.

Parity Stock.  The term “Parity Stock” shall mean, as the case may be, (i) any class or series of stock of the Corporation which is entitled to receive payment of dividends on a parity with the Class H Preferred Stock or (ii) any class or series of stock of the Corporation which is entitled to receive assets upon liquidation, dissolution or winding up of the affairs of the Corporation on a parity with the Class H Preferred Stock.  The term “Parity Stock” shall include, without limitation, the Class F Preferred Stock and the Class G Preferred Stock.

Person.  The term “Person” shall mean an Individual, corporation, partnership, estate, trust (including a trust qualified under Section 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity; but does not include an underwriter which participates in a public offering of the Class H Preferred Stock or any interest therein, provided that such ownership by such underwriter would not result in the Corporation being "closely held" within the meaning of Section 856(h) of the Code, or otherwise result in the Corporation failing to qualify as a REIT.

Preferred Equity Stock.  The term “Preferred Equity Stock” shall mean shares of stock that are either Class H Preferred Stock or Class H Excess Preferred Stock.

Purported Beneficial Transferee.  The term “Purported Beneficial Transferee” shall mean, with respect to any purported Transfer or other event which results in Class H Excess Preferred Stock, the purported beneficial transferee or owner for whom the Purported Record Transferee would have acquired or owned shares of Class H Preferred Stock if such Transfer or ownership had been valid under subparagraph (1) of paragraph (F) below.

Purported Record Transferee.  The term “Purported Record Transferee” shall mean, with respect to any purported Transfer or other event which results in Class H Excess Preferred Stock, the record holder of the Preferred Equity Stock if such Transfer or ownership had been valid under subparagraph (1) of paragraph (F) below.

Record Date.  The term “Record Date” shall mean the date designated by the Board of Directors at the time a dividend is authorized as the date for determining stockholders entitled to payment of the dividend; provided, however, that such Record Date shall be the first day of the calendar month in which the applicable Dividend Payment Date falls or such other date designated by the Board of Directors that is not more than thirty (30) days nor less than ten (10) days prior to such Dividend Payment Date.

Redemption Date.  The term “Redemption Date” shall have the meaning set forth in subparagraph (2) of paragraph (D) below.

Redemption Price.  The term “Redemption Price” shall mean a price per share equal to $2,500.00 plus accrued and unpaid dividends thereon, if any, to, but excluding, the Redemption Date, and as adjusted in subparagraph (2) of paragraph (D) below.

REIT.  The term “REIT” shall mean a real estate investment trust under Section 856 of the Code.

Senior Stock.  The term “Senior Stock” shall mean, as the case may be, (i) any class or series of stock of the Corporation created after the Initial Issue Date in accordance with subparagraph (1) of paragraph (E) ranking senior to the Class H Preferred Stock in respect of the right to receive dividends or (ii) any class or series of stock of the Corporation created after the Initial Issue Date in accordance with subparagraph (1) of paragraph (E) ranking senior to the Class H Preferred Stock in respect of the right to participate in any distribution upon liquidation, dissolution or winding up of the affairs of the Corporation.

Total Dividends.  The term “Total Dividends” shall have the meaning set forth in subparagraph (7) of paragraph (B) below.

Transfer.  The term “Transfer” shall mean any sale, transfer, gift, assignment, devise or other disposition of Preferred Equity Stock or Depositary Shares, including (i) the granting of any option or entering into any agreement for the sale, transfer or other disposition of Preferred Equity Stock or Depositary Shares or (ii) the sale, transfer, assignment or other disposition of any securities (or rights convertible into or exchangeable for Preferred Equity Stock or Depositary Shares), whether voluntary or involuntary, whether of record or beneficially or Beneficially or Constructively (including but not limited to transfers of interests in other entities which result in changes in Beneficial or Constructive Ownership of Preferred Equity Stock or Depositary Shares), and whether by operation of law or otherwise.

Trust.  The term “Trust” shall mean the trust created pursuant to subparagraph (11)(a) of paragraph (F).

Trustee.  The term “Trustee” shall mean the Corporation as trustee for the Trust, and any successor trustee appointed by the Corporation.

B.

Dividends.

1.

The record holders of Class H Preferred Stock shall be entitled to receive dividends, when, as and if authorized by the Board of Directors and declared by the Corporation, out of funds legally available for payment of dividends.  Such dividends shall be payable by the Corporation in cash at the rate of 6.9 % per annum of the Liquidation Preference.

2.

Dividends on each outstanding share of Class H Preferred Stock shall accrue as set and be cumulative from the Initial Issue Date.  Dividends shall be payable quarterly in arrears when, as and if authorized by the Board of Directors and declared by the Corporation on January 15, April 15, July 15 and October 15 of each year, commencing on January 15, 2011 (each, a “Dividend Payment Date”).  If any Dividend Payment Date occurs on a day that is not a Business Day, any accrued dividends otherwise payable on such Dividend Payment Date shall be paid on the next succeeding Business Day.  The amount of dividends payable for each Dividend Period will be computed on the basis of a 360-day year consisting of twelve 30-day months.  Dividends shall be paid to the holders of record of the Class H Preferred Stock as their names shall appear on the stock transfer records of the Corporation at the close of business on the Record Date for such dividends.  Dividends in respect of any past Dividend Periods that are in arrears may be declared and paid at any time to holders of record on the Record Date therefor.  Any dividend payment made on shares of Class H Preferred Stock shall be first credited against the earliest accrued but unpaid dividend due with respect to the Class H Preferred Stock which remains payable.

3.

If any shares of Class H Preferred Stock are outstanding, no full dividends shall be declared or paid or set apart for payment on any Parity Stock or Junior Stock for any period unless full cumulative dividends have been or contemporaneously are declared and paid (contemporaneously with the respective dates that the dividends on the Parity Stock or Junior Stock are so declared and so paid) or declared and a sum sufficient for the payment thereof set apart for such payment on the Class H Preferred Stock for all past Dividend Periods and the then current Dividend Period.  When dividends are not paid in full (or a sum sufficient for such full payment is not so set apart) upon the shares of the Class H Preferred Stock and any Parity Stock, all dividends declared upon the shares of the Class H Preferred Stock and any such Parity Stock shall be declared pro rata so that the amount of dividends declared per share on the Class H Preferred Stock and all other such Parity Stock shall in all cases bear to each other the same ratio that accrued and unpaid dividends per share on the shares of the Class H Preferred Stock and all other such Parity Stock bear to each other.  No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on the Class H Preferred Stock which may be in arrears.

4.

Except as provided in subparagraph (3) of this paragraph (B), unless full cumulative dividends on the Class H Preferred Stock have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for payment for all past Dividend Periods and the then current Dividend Period, no dividends (other than in the form of Common Stock or other Junior Stock which is junior to the Class H Preferred Stock as to dividends and upon liquidation, dissolution or winding up of the affairs of the Corporation) shall be declared or paid or set apart for payment or other distribution shall be declared or made upon any Junior Stock or Parity Stock or any excess stock nor shall any Junior Stock or Parity Stock or any excess stock be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any shares of any such Junior Stock or Parity Stock or any excess stock) by the Corporation (except by conversion into or exchange for Junior Stock which is junior to the Class H Preferred Stock as to dividends and upon liquidation, dissolution or winding up of the affairs of the Corporation).

5.

Notwithstanding anything contained herein to the contrary, no dividends on shares of Class H Preferred Stock shall be authorized by the Board of Directors or declared by the Corporation or paid or set apart for payment by the Corporation at such time as the terms and provisions of any agreement of the Corporation, including any agreement relating to its indebtedness, prohibits such authorization, declaration, payment or setting apart for payment or provides that such authorization, declaration, payment or setting apart for payment would constitute a breach thereof or a default thereunder, or to the extent such declaration or payment shall be restricted or prohibited by law.

6.

Notwithstanding anything contained herein to the contrary, dividends on the Class H Preferred Stock will accrue whether or not the Corporation has earnings, whether or not there are funds legally available for the payment of the dividends and whether or not the dividends are authorized or declared.  Accrued but unpaid dividends on the Class H Preferred Stock will not bear interest.

7.

If, for any taxable year, the Corporation elects to designate as “capital gain dividends” (as defined in Section 857 of the Code) any portion (the “Capital Gains Amount”) of the dividends (as determined for federal income tax purposes) (the “Dividends”) paid or made available for the year to holders of all classes of stock (the “Total Dividends”) then, except as required by law, the portion of the Capital Gains Amount that shall be allocable to holders of the Class H Preferred Stock shall be the amount that the aggregate Dividends paid or made available to the holders of the Class H Preferred Stock for the year bears to the Total Dividends.

C.

Distributions Upon Liquidation, Dissolution or Winding Up.

1.

Upon any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, subject to the prior preferences and other rights of any Senior Stock as to the distribution of assets upon liquidation, dissolution or winding up of the affairs of the Corporation, but before any distribution or payment shall be made to the holders of any Junior Stock or any excess stock, the holders of Class H Preferred Stock shall be entitled to be paid out of the assets of the Corporation legally available for distribution to its stockholders liquidating distributions in cash or property at its fair market value as determined by the Board of Directors in the amount of the Liquidation Preference plus an amount equal to all accrued and unpaid dividends to, but excluding, the date of such liquidation, dissolution or winding up.  After payment of the full amount of the liquidating distributions to which they are entitled, the holders of Class H Preferred Stock will have no right or claim to any of the remaining assets of the Corporation and shall not be entitled to any other distribution in the event of liquidation, dissolution or winding up of the affairs of the Corporation.

2.

In the event that, upon any such voluntary or involuntary liquidation, dissolution or winding up, the legally available assets of the Corporation are insufficient to pay the amount of the Liquidation Preference plus an amount equal to all accrued and unpaid dividends on the Class H Preferred Stock and the corresponding amounts payable on Parity Stock upon any such liquidation, dissolution or winding up, then the holders of the Class H Preferred Stock and the holders of such Parity Stock shall share ratably in any such distribution of assets in proportion to the full liquidating distributions to which they otherwise would be respectively entitled.  Neither the consolidation or merger of the Corporation into or with another entity or entities nor the sale, lease, transfer or conveyance of all or substantially all of the property or business of the Corporation to another corporation or any other entity, individually or as part of a series of transactions, shall be deemed a liquidation, dissolution or winding up of the affairs of the Corporation within the meaning of this paragraph (C).

D.

Redemption by the Corporation.

1.

The Class H Preferred Stock may be redeemed for cash, in whole or from time to time in part, on any date on or after August 30, 2015 at the option of the Corporation at the Redemption Price.

2.

Each date fixed for redemption pursuant to subparagraph (1) of this paragraph (D) is called a “Redemption Date.”  If the Redemption Date is after the Record Date and before the related Dividend Payment Date, the dividend payable on such Dividend Payment Date shall be paid to the holder in whose name the Class H Preferred Stock to be redeemed is registered at the close of business on such Record Date notwithstanding the redemption thereof between such Record Date and the related Dividend Payment Date or the Corporation’s default in the payment of the dividend due, and the Redemption Price shall not include the amount of such dividend payable on such Dividend Payment Date.

3.

In case of redemption of less than all shares of Class H Preferred Stock at the time outstanding, the shares to be redeemed shall be selected by the Corporation pro rata from the holders of record of such shares in proportion to the number of shares held by such holders (with adjustments to avoid redemption of fractional shares) or by any other equitable method prescribed by the Board of Directors that will not result in the issuance of any Class H Excess Preferred Stock.

4.

In order to exercise its redemption option, the Corporation shall give written notice (“Notice”) of such redemption to each holder of record of the shares of Class H Preferred Stock to be redeemed not less than 30 days or more than 60 days prior to the Redemption Date.  The Notice will be mailed by the Corporation, postage prepaid, addressed to the respective holders of record of the Class H Preferred Stock to be redeemed at their respective addresses as they appear on the stock transfer records of the Corporation.  No failure to give such Notice or any defect therein or in the mailing thereof shall affect the validity of the proceedings for the redemption of any shares of Class H Preferred Stock, except as to any holder to whom the Corporation has failed to give Notice or except as to any holder to whom Notice was defective.  In addition to any information required by law or by the applicable rules of any exchange upon which Class H Preferred Stock may be listed or admitted to trading, such Notice shall state:  (i) the Redemption Date; (ii) the Redemption Price; (iii) the number of shares of Class H Preferred Stock to be redeemed and, if less than all shares held by the particular holder are to be redeemed, the number of such shares to be redeemed from such holder; (iv) the place or places where certificates for such shares are to be surrendered for payment of the Redemption Price; and (v) that dividends on the shares to be redeemed will cease to accrue on the Redemption Date.

5.

Notice having been mailed in accordance with subparagraph (4) of this paragraph (D), from and after the Redemption Date (unless the Corporation shall fail to make available an amount of cash necessary to pay the Redemption Price), (i) except as otherwise provided herein, dividends on the shares of Class H Preferred Stock so called for redemption shall cease to accrue, (ii) said shares shall no longer be deemed to be outstanding, and (iii) all rights of the holders thereof as holders of Class H Preferred Stock of the Corporation shall cease (except the rights to receive the Redemption Price in cash).  The Corporation’s obligation to provide cash in accordance with the preceding sentence shall be deemed fulfilled if, on or before the Redemption Date, the Corporation shall deposit with a bank or trust company (which may be an affiliate of the Corporation), cash necessary for such redemption, in trust, with irrevocable instructions that such cash be applied to the redemption of the shares of Class H Preferred Stock so called for redemption.  In this case, the Corporation’s Notice shall (i) specify the office of such bank or trust company as the place of payment of the Redemption Price and (ii) call upon respective holders of record of the Class H Preferred Stock to surrender certificates for such shares, on the Redemption Date fixed in the Notice, for payment of the Redemption Price.  No interest shall accrue for the benefit of any holder of shares of Class H Preferred Stock to be redeemed on any cash so set aside by the Corporation.  Subject to applicable escheat laws, any such cash unclaimed at the end of two years from the Redemption Date shall revert to the general funds of the Corporation, after which reversion, the holders of such shares so called for redemption shall look only to the general funds of the Corporation for the payment of such cash.

6.

As promptly as practicable after the surrender of the certificates for any such shares of Class H Preferred Stock so redeemed (properly endorsed or assigned for transfer, if the Corporation shall so require and if the Notice shall so state) in accordance with said Notice, the Corporation (or the related bank or trust company, if applicable) shall pay to the applicable holders the Redemption Price in cash (without interest thereon).  In the event of the redemption of less than all shares of Class H Preferred Stock at the time outstanding, the shares to be redeemed shall be selected by the Corporation pro rata from the holders of record of such shares in proportion to the number of shares held by such holders (with adjustments to avoid redemption of fractional shares) or by any other equitable method determined by the Corporation that will not result in the issuance of any Class H Excess Preferred Stock.  If fewer than all the shares of Class H Preferred Stock represented by any certificate are redeemed, then new certificates representing the unredeemed shares of Class H Preferred Stock shall be issued without cost to the holder thereof.

7.

Unless full cumulative dividends on all outstanding shares of Class H Preferred Stock shall have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for payment for all past Dividend Periods and the then current Dividend Period, (i) no shares of any Class H Preferred Stock shall be redeemed, unless all outstanding shares of Class H Preferred Stock are simultaneously redeemed and (ii) the Corporation shall not purchase or otherwise acquire directly or indirectly any shares of Class H Preferred Stock (except by conversion into or exchange for Junior Stock as to dividends and upon liquidation, dissolution or winding up); provided, however, that the foregoing shall not prevent the purchase or acquisition of shares of Class H Preferred Stock pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding shares of Class H Preferred Stock.

8.

All shares of Class H Preferred Stock redeemed pursuant to this paragraph (D) shall be retired and shall be reclassified as authorized and unissued shares of Preferred Stock, without designation as to class or series, and may thereafter be reissued as shares of any class or series of Preferred Stock.

E.

Voting Rights.

1.

The holders of record of shares of Class H Preferred Stock shall not be entitled to any voting rights except as hereinafter provided in this paragraph (E) or as required by applicable law.  So long as any shares of Class H Preferred Stock are outstanding, the Corporation shall not, without the affirmative vote or consent of the holders of at least two-thirds (2/3) of the shares of the Class H Preferred Stock outstanding at the time, given in person or by proxy, either in writing or at a meeting (such Class H Preferred Stock voting separately as a class): (i) authorize or create, or increase the authorized or issued amount of, any class or series of Senior Stock, or reclassify any authorized stock into Senior Stock, or create, authorize or issue any obligation or security convertible into or evidencing the right to purchase any Senior Stock; or (ii) amend, alter or repeal the provisions of the Charter, whether by merger, consolidation or otherwise, so as to materially and adversely affect any right, preference, privilege or voting power of the Class H Preferred Stock; except that (1) with respect to the occurrence of any of the events described in (ii) above, so long as the Class H Preferred Stock remains outstanding with the terms of the Class H Preferred Stock materially unchanged or is converted into a security in another entity with the terms materially unchanged, the occurrence of such event will not be deemed to materially and adversely affect the rights, preferences, privileges or voting powers of the Class H Preferred Stock and (2) (A) any increase in the amount of the authorized shares of Class H Preferred Stock or the authorization or issuance of any Parity Stock or Junior Stock, in each case, as to dividends and upon liquidation, dissolution or winding up of the affairs of the Corporation, or (B) any increase in the number of authorized shares of Class H Preferred Stock or Parity Stock or Junior Stock, in each case, as to dividends and upon liquidation, dissolution or winding up of the affairs of the Corporation, shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers.

2.

If and whenever dividends payable on Class H Preferred Stock shall be in arrears for six (6) or more Dividend Periods, whether or not consecutive, then the holders of Class H Preferred Stock (voting together as a class with Parity Stock upon which like voting rights have been conferred and are exercisable as provided in subparagraph (5) of this paragraph (E)) shall be entitled at the next annual meeting of the stockholders or at any special meeting of stockholders called for the purpose of electing directors to elect two (2) additional directors.  Upon election, such directors shall become directors of the Corporation and the authorized number of directors of the Corporation shall thereupon be automatically increased by two.

3.

Whenever the voting right described in subparagraph (2) of this paragraph (E) shall have vested, such right may be exercised initially either at a special meeting of the holders of Class H Preferred Stock and any Parity Stock entitled to vote as provided in subparagraph (5) of this paragraph (E), called as hereinafter provided, or at any annual meeting of stockholders held for the purpose of electing directors and, thereafter, at such annual meetings or by the written consent of the holders of Class H Preferred Stock and any such Parity Stock.  Such right of the holders of Class H Preferred Stock to elect directors together with the holders of any such Parity Stock may be exercised until all dividends to which the holders of Class H Preferred Stock shall have been entitled for (i) all previous Dividend Periods and (ii) the current Dividend Period shall have been paid in full or declared and a sum of money sufficient for the payment thereof set apart for payment, at which time the right of the holders of Class H Preferred Stock to elect directors together with holders of any such Parity Stock shall cease, the term of such directors previously elected shall thereupon terminate, and the authorized number of directors of the Corporation shall thereupon return to the number of authorized directors otherwise in effect, but subject always to the same provisions for the renewal and divestment of such special voting rights in the case of any such future dividend default or defaults.

4.

At any time when the voting right described in subparagraph (2) of this paragraph (E) shall have vested in the holders of Class H Preferred Stock and if such right shall not already have been initially exercised, a proper officer of the Corporation shall, upon the written request of any holder of record of Class H Preferred Stock then outstanding, addressed to the Secretary of the Corporation, call a special meeting of holders of Class H Preferred Stock together with the holders of any Parity Stock entitled to vote as provided in subparagraph (5) of this paragraph (E).  Such meeting shall be held on the earliest practicable date upon the notice required for annual meetings of stockholders at the place for holding annual meetings of stockholders of the Corporation or, if none, at a place designated by the Secretary of the Corporation.  If such meeting shall not be called by a proper officer of the Corporation within thirty (30) days after the personal service of such written request upon the Secretary of the Corporation, or within thirty (30) days after mailing the same within the United States, by registered mail, addressed to the Secretary of the Corporation at its principal office (such mailing to be evidenced by the registry receipt issued by the postal authorities), then the holders of record of ten percent (10%) of the shares of Class H Preferred Stock then outstanding may designate in writing a holder of Class H Preferred Stock to call such meeting at the expense of the Corporation, and such meeting may be called by such person so designated upon the notice required for annual meetings of stockholders and shall be held at the place for holding annual meetings of the Corporation or, if none, at a place designated by such holder.  Any holder of Class H Preferred Stock that would be entitled to vote at such meeting shall have access to the stock transfer records of the Corporation for the purpose of causing a meeting of stockholders to be called pursuant to the provisions of this paragraph (E).  Notwithstanding the provisions of this paragraph (E), however, no such special meeting shall be called if any such request is received less than ninety (90) days before the date fixed for the next ensuing annual or special meeting of stockholders.

5.

If, at any time when the holders of Class H Preferred Stock are entitled to elect directors pursuant to the foregoing provisions of this paragraph (E), the holders of any one or more classes or series of Parity Stock are entitled to elect one or more directors by reason of any default or event specified in the Charter, as in effect at the time, and if the terms for such classes or series of Parity Stock so provide, then the voting rights of the Class H Preferred Stock and the one or more classes or series of Parity Stock then entitled to vote shall be combined (with each having a number of votes proportional to the aggregate liquidation preference of its outstanding shares).  In such case, the holders of Class H Preferred Stock and of all such classes or series of Parity Stock then entitled to so vote, voting together as a class, shall elect such directors.  If the holders of any such classes or series of Parity Stock have elected such directors prior to the happening of the default or event providing for the election of directors by the holders of Class H Preferred Stock, or prior to a written request for the holding of a special meeting being received by the Secretary of the Corporation as elsewhere required in subparagraph (4) of paragraph (E) above, then a new election shall be held with all such classes or series of Parity Stock and the Class H Preferred Stock voting together as a single class for such director(s), resulting in the termination of the term of such previously elected director(s) upon the election of such new director(s).  If the holders of any such classes or series of Parity Stock are entitled to elect two directors, the Class H Preferred Stock shall not participate in the election of more than two such directors, and such directors whose terms first expire shall be deemed to be the directors elected by the holders of Class H Preferred Stock; provided, that if at the expiration of such terms the holders of Class H Preferred Stock are entitled to vote in the election of directors pursuant to the provisions of this paragraph (E), then the Secretary of the Corporation shall call a meeting (which meeting may be the annual meeting or a special meeting of stockholders referred to in subparagraph (3) of this paragraph (E)) of holders of Class H Preferred Stock for the purpose of electing replacement directors (in accordance with the provisions of this paragraph (E)) to be held at or prior to the time of expiration of the expiring terms referred to above.

6.

If and for so long as the shares of Class H Preferred Stock are represented by Depositary Shares in accordance with paragraph (J) hereof, then in any matter in which the Class H Preferred Stock is entitled to vote (as expressly provided herein), including any action by written consent, each share of Class H Preferred Stock shall be entitled to one hundred (100) votes, each of which one hundred (100) votes may be directed separately by the holder thereof (or by any proxy or proxies of such holder).  With respect to each share of Class H Preferred Stock, the holder thereof may designate up to one hundred (100) proxies, with each such proxy having the right to vote a whole number of votes (totaling one hundred (100) votes per share of Class H Preferred Stock).

7.

Notwithstanding anything contained herein to the contrary, the foregoing voting provisions shall not apply if, at or prior to the time when the act with respect to which the vote would otherwise be required shall be effected, all outstanding shares of Class H Preferred Stock shall have been redeemed or called for redemption and sufficient funds shall have been deposited in trust to effect the redemption.

F.

Restrictions on Ownership to Preserve Tax Benefit; Conversion of Class H Excess Preferred Stock; and Terms of Class H Excess Preferred Stock.

1.

Restriction on Ownership and Transfer.

a.

Except as provided in subparagraph (8) of this paragraph (F), no Person shall Beneficially Own or Constructively Own Class H Preferred Stock in excess of the Ownership Limit;

b.

Except as provided in subparagraph (8) of this paragraph (F), any Transfer (whether or not such Transfer is the result of a transaction entered into through the facilities of the NYSE) that, if effective, would result in any Person Beneficially Owning Class H Preferred Stock in excess of the Ownership Limit shall be void ab initio as to the Transfer of such Class H Preferred Stock which would be otherwise Beneficially Owned by such Person in excess of the Ownership Limit; and the intended transferee shall acquire no rights in such Class H Preferred Stock;

c.

Except as provided in subparagraph (8) of this paragraph (F), any Transfer (whether or not such Transfer is the result of a transaction entered into through the facilities of the NYSE) that, if effective, would result in any Person Constructively Owning Class H Preferred Stock in excess of the Ownership Limit shall be void ab initio as to the Transfer of such Class H Preferred Stock which would be otherwise Constructively Owned by such Person in excess of the Ownership Limit; and the intended transferee shall acquire no rights in such Class H Preferred Stock; and

d.

Notwithstanding any other provisions contained in this paragraph (F), any Transfer (whether or not such Transfer is the result of a transaction entered into through the facilities of the NYSE) or other event that, if effective, would result in the Corporation being “closely held” within the meaning of Section 856(h) of the Code, or would otherwise result in the Corporation failing to qualify as a REIT (including, but not limited to, a Transfer or other event that would result in the Corporation owning (directly or Constructively) an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Corporation from such tenant would cause the Corporation to fail to satisfy any of the gross income requirements of Section 856(c) of the Code) shall be void ab initio as to the Transfer of the Class H Preferred Stock or other event which would cause the Corporation to be “closely held” within the meaning of Section 856(h) of the Code or would otherwise result in the Corporation failing to qualify as a REIT; and the intended transferee or owner or Constructive or Beneficial Owner shall acquire or retain no rights in such Class H Preferred Stock.

2.

Conversion into Class H Excess Preferred Stock.  If, notwithstanding the other provisions contained in this paragraph (F), at any time after the Initial Issue Date, there is a purported Transfer (whether or not such Transfer is the result of a transaction entered into through the facilities of the NYSE), change in the capital structure of the Corporation or other event such that one or more of the restrictions on ownership and transfer described in subparagraph (1) of this paragraph (F), above have been violated, then the Class H Preferred Stock being Transferred (or in the case of an event other than a Transfer, the Class H Preferred Stock owned or Constructively Owned or Beneficially Owned or, if the next sentence applies, the Class H Preferred Stock identified in the next sentence) which would cause one or more of the restrictions on ownership or transfer to be violated (rounded up to the nearest whole share) shall be automatically converted into an equal number of shares of Class H Excess Preferred Stock.  If at any time of such purported Transfer any of the shares of the Class H Preferred Stock are then owned by a depositary to permit the trading of beneficial interests in fractional shares of Class H Preferred Stock, then shares of Class H Preferred Stock that shall be converted to Class H Excess Preferred Stock shall be first taken from any Class H Preferred Stock that is not in such depositary that is Beneficially Owned or Constructively Owned by the Person whose Beneficial Ownership or Constructive Ownership would otherwise violate the restrictions of subparagraph (1) of this paragraph (F) prior to converting any shares in such depositary.  Any conversion pursuant to this subparagraph shall be effective as of the close of business on the Business Day prior to the date of such Transfer or other event.

3.

Remedies for Breach.  If the Board of Directors or its designees shall at any time determine in good faith that a Transfer or other event has taken place in violation of subparagraph (1) of this paragraph (F) or that a Person intends to acquire, has attempted to acquire or may acquire direct ownership, beneficial ownership (determined without reference to any rules of attribution), Beneficial Ownership or Constructive Ownership of any shares of the Corporation in violation of subparagraph (1) of this paragraph (F), the Board of Directors or its designees shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including, but not limited to, causing the Corporation to purchase such shares upon the terms and conditions specified by the Board of Directors in its sole discretion, refusing to give effect to such Transfer or other event on the books of the Corporation or instituting proceedings to enjoin such Transfer or other event; provided, however, that any Transfer (or, in the case of events other than a Transfer, ownership or Constructive Ownership or Beneficial Ownership) in violation of subparagraph (1) of this paragraph (F) shall automatically result in the conversion described in subparagraph (2), irrespective of any action (or non-action) by the Board of Directors.

4.

Notice of Restricted Transfer.  Any Person who acquires or attempts to acquire Class H Preferred Stock or other securities in violation of subparagraph (1) of this paragraph (F), or any Person who owns or will own Class H Excess Preferred Stock as a result of an event under subparagraph (2) of this paragraph (F), shall immediately give written notice to the Corporation of such event and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer or attempted Transfer or other event on the Corporation’s status as a REIT.

5.

Owners Required to Provide Information.  From and after the Initial Issue Date, each Person who is a beneficial owner or Beneficial Owner or Constructive Owner of Class H Preferred Stock and each Person (including the stockholder of record) who is holding Class H Preferred Stock for a Beneficial Owner or Constructive Owner shall provide to the Corporation such information that the Corporation may request, in good faith, in order to determine the Corporation’s status as a REIT.

6.

Remedies Not Limited.  Nothing contained in this paragraph (F) (but subject to subparagraph (12) of this paragraph (F)) shall limit the authority of the Board of Directors to take such other action as it deems necessary or advisable to protect the Corporation and the interests of its stockholders by preservation of the Corporation’s status as a REIT.

7.

Ambiguity.  In the case of an ambiguity in the application of any of the provisions of this paragraph (F), including any definition contained in paragraph (A), the Board of Directors shall have the power to determine the application of the provisions of this paragraph (F) with respect to any situation based on the facts known to it (subject, however, to the provisions of paragraph (12) of this paragraph (F)).

8.

Exceptions.

a.

Subject to subparagraph (1)(d) of this paragraph (F), the Board of Directors, in its sole discretion, with the advice of the Corporation’s tax counsel, may exempt (prospectively or retroactively) a Person from the limitation on a Person Beneficially Owning shares of Class H Preferred Stock in violation of subparagraphs (1)(a) or (1)(b) of this paragraph (F) if the Board of Directors determines that such exemption will not cause any Individual’s Beneficial Ownership of shares of Capital Stock to violate the Aggregate Stock Ownership Limit and that such exemption will not cause the Corporation to fail to qualify as a REIT under the Code.

b.

Subject to subparagraph (1)(d) of this paragraph (F), the Board of Directors, in its sole discretion, with advice of the Corporation’s tax counsel, may exempt (prospectively or retroactively) a Person from the limitation on a Person Constructively Owning Class H Preferred Stock in violation of subparagraphs (1)(a) or (1)(c) of this paragraph (F) if the Board of Directors determines that such ownership would not cause the Corporation to fail to qualify as a REIT under the Code.

c.

Prior to granting any exception pursuant to subparagraph (8)(a) or (8)(b) of this paragraph (F), the Board of Directors may (i) require such Person to make certain representations or undertakings or to agree that any violation or attempted violation of such representations or undertakings (or other action which is contrary to the restrictions contained in this paragraph F) will result in such Class H Preferred Stock being converted to Excess Class H Preferred Stock and transferred to a Trust in accordance with subparagraphs (2) and (11) of this paragraph (F) and/or (ii) require a ruling from the IRS, or an opinion of counsel, in either case in form and substance satisfactory to the Board of Directors, in its sole discretion as it may deem necessary or advisable in order to determine or ensure the Corporation’s status as a REIT; provided, however, that obtaining such representations or undertakings, or a favorable ruling or opinion, shall not be required for the Board of Directors to grant an exception hereunder.

9.

Legend.  Each certificate for Class H Preferred Stock shall bear substantially the following legend:

“The Corporation will furnish to any stockholder, on request and without charge, a full statement of the information required by Section 2-211(b) of the Corporations and Associations Article of the Annotated Code of Maryland with respect to the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, and terms and conditions of redemptions of the stock of each class which the Corporation has authority to issue and, if the Corporation is authorized to issue any preferred or special class in series, (i) the differences in the relative rights and preferences between the shares of each series to the extent set, and (ii) the authority of the Board of Directors to set such rights and preferences of subsequent series.  The foregoing summary does not purport to be complete and is subject to and qualified in its entirety by reference to the charter of the Corporation (the “Charter”), a copy of which will be sent without charge to each stockholder who so requests.  Such request must be made to the Secretary of the Corporation at its principal office.”

“The securities represented by this certificate are subject to restrictions on ownership for the purpose of the Corporation’s maintenance of its status as a real estate investment trust under the Internal Revenue Code of 1986, as amended.  Except as otherwise provided pursuant to the Charter of the Corporation, no Person may Beneficially Own or Constructively Own shares of Class H Preferred Stock in excess of 9.8% of the outstanding shares of Preferred Equity Stock.  Any Person who attempts to Beneficially Own or Constructively Own shares of Class H Preferred Stock in excess of the above limitation must immediately notify the Corporation.  All capitalized terms in this legend have the meanings defined in the Charter of the Corporation, a copy of which, including the restrictions on transfer, will be sent to any stockholder on request and without charge.  Transfers in violation of the restrictions described above shall be void ab initio.  Notwithstanding the foregoing, if the restrictions on ownership and transfer are violated, the securities represented hereby will be designated and treated as shares of Class H Excess Preferred Stock which will be held in trust by the Corporation.  The foregoing summary does not purport to be complete and is subject to and qualified in its entirety by reference to the Charter, a copy of which, including the restrictions on transfer, will be sent without charge to each stockholder who so requests.  Such request must be made to the Secretary of the Corporation at its principal office.”

10.

Severability.  If any provision of this paragraph (F) or any application of any such provision is determined to be invalid by any federal or state court having jurisdiction, the validity of the remaining provisions shall not be affected and other applications of such provision shall be affected only to the extent necessary to comply with the determination of such court.

11.

Class H Excess Preferred Stock.

a.

Ownership in Trust.  Upon any purported Transfer (whether or not such Transfer is the result of a transaction entered into through the facilities of the NYSE) or other event that results in the issuance of Class H Excess Preferred Stock pursuant to subparagraph (2) of this paragraph (F), such Class H Excess Preferred Stock shall be deemed to have been transferred to the Corporation, as Trustee of a Trust for the exclusive benefit of such Beneficiary or Beneficiaries to whom an interest in such Class H Excess Preferred Stock may later be transferred pursuant to subparagraph (11)(d) of this paragraph (F).  Class H Excess Preferred Stock so held in trust shall be issued and outstanding shares of stock of the Corporation.  The Purported Record Transferee shall have no rights in such Class H Excess Preferred Stock except the right to designate a transferee of such Class H Excess Preferred Stock upon the terms specified in subparagraph (11)(d) of this paragraph (F).  The Purported Beneficial Transferee shall have no rights in such Class H Excess Preferred Stock except as provided in subparagraph (11)(d) of this paragraph (F).

b.

Dividend Rights.  Class H Excess Preferred Stock shall not be entitled to any dividends or other distribution (except as provided in subparagraph (11)(c) of this paragraph (F)).  Any dividend or distribution paid prior to the discovery by the Corporation that shares of Class H Preferred Stock have been converted into Class H Excess Preferred Stock shall be repaid to the Corporation upon demand.

c.

Rights Upon Liquidation.  In the event of any voluntary or involuntary liquidation, dissolution or winding up of, or any distribution of the assets of, the Corporation, each holder of shares of Class H Excess Preferred Stock shall be entitled to receive, ratably with each other holder of shares of Preferred Equity Stock, that portion of the assets of the Corporation available for distribution to the holders of shares of Preferred Equity Stock as the number of shares of Class H Excess Preferred Stock held by such holder bears to the total number of shares of Preferred Equity Stock then outstanding.  The Corporation, as holder of the Class H Excess Preferred Stock in trust, or if the Corporation shall have been dissolved, any trustee appointed by the Corporation prior to its dissolution, shall distribute ratably to the Beneficiaries of the Trust, when and if determined in accordance with subparagraph (11)(d) of this paragraph (F), any such assets received in respect of the Class H Excess Preferred Stock in any liquidation, dissolution or winding up of, or any distribution of, the assets of the Corporation.

d.

Restrictions on Transfer; Designation of Beneficiary.

(1)

Shares of Class H Excess Preferred Stock shall not be transferable.  Subject to the last sentence of this clause (1), the Purported Record Transferee may freely designate a Beneficiary of an interest in the Trust (representing the number of shares of Class H Excess Preferred Stock held by the Trust attributable to a purported Transfer that resulted in the issuance of Class H Excess Preferred Stock), if (i) the Class H Excess Preferred Stock held in the Trust would not be Class H Excess Preferred Stock in the hands of such Beneficiary and (ii) the Purported Beneficial Transferee does not receive a price from such Beneficiary that reflects a price per share for such Class H Excess Preferred Stock that exceeds (x) the price per share such Purported Beneficial Transferee paid for the Class H Preferred Stock in the purported Transfer that resulted in the issuance of Class H Excess Preferred Stock, or (y) if the Transfer or other event that resulted in the issuance of Class H Excess Preferred Stock was not a transaction in which the Purported Beneficial Transferee gave full value for such Class H Excess Preferred Stock, a price per share equal to the Market Price on the date of the purported Transfer or other event that resulted in the issuance of Class H Excess Preferred Stock.  Upon such transfer of an interest in the Trust, the corresponding shares of Class H Excess Preferred Stock in the Trust shall be automatically exchanged for an equal number of shares of Class H Preferred Stock and such Class H Preferred Stock shall be transferred of record to the transferee of the interest in the Trust if such Class H Preferred Stock would not be Class H Excess Preferred Stock in the hands of such transferee.  Prior to any transfer of any interest in the Trust, the Purported Record Transferee must give advance notice to the Corporation of the intended transfer and the Corporation must have waived in writing its purchase rights under subparagraph (11)(f) of this paragraph (F).

(2)

Notwithstanding the foregoing, if a Purported Beneficial Transferee receives a price for designating a Beneficiary of an interest in the Trust that exceeds the amounts allowable under subparagraph (11)(d)(1) of this paragraph (F), such Purported Beneficial Transferee shall pay, or cause such Beneficiary to pay, such excess to the Corporation.

e.

Voting and Notice Rights.  The holders of shares of Class H Excess Preferred Stock shall have no voting rights and shall have no rights to receive notice of any meetings.  The holders of shares of Class H Excess Preferred Stock shall not be considered for purpose of determining a quorum.

f.

Purchase Rights in Class H Excess Preferred Stock.  Notwithstanding the provisions of subparagraph (11)(d) of this paragraph (F), shares of Class H Excess Preferred Stock shall be deemed to have been offered for sale to the Corporation, or its designee, at a price per share equal to the lesser of (i) the price per share in the transaction that required the issuance of such Class H Excess Preferred Stock (or, if the Transfer or other event that resulted in the issuance of Class H Excess Preferred Stock was not a transaction in which the Purported Beneficial Transferee gave full value for such Class H Excess Preferred Stock, a price per share equal to the Market Price on the date of the purported Transfer or other event that resulted in the issuance of Class H Excess Preferred Stock) and (ii) the Market Price on the date the Corporation, or its designee, accepts such offer.  The Corporation shall have the right to accept such offer for a period of ninety (90) days after the later of (i) the date of the Transfer or other event which resulted in the issuance of such shares of Class H Excess Preferred Stock and (ii) the date the Board of Directors determines in good faith that a Transfer or other event resulting in the issuance of shares of Class H Excess Preferred Stock has occurred, if the Corporation does not receive a notice of such Transfer or other event pursuant to subparagraph (4) of this paragraph (F).  The Corporation may appoint a special trustee of the Trust for the purpose of consummating the purchase of Class H Excess Preferred Stock by the Corporation.  In the event that the Corporation’s actions cause a reduction in the number of shares of Class H Preferred Stock outstanding and such reduction results in the issuance of Class H Excess Preferred Stock, the Corporation is required to exercise its option to repurchase such shares of Class H Excess Preferred Stock if the Beneficial Owner notifies the Corporation that it is unable to sell its rights to such Class H Excess Preferred Stock.

12.

Settlement.  Nothing in this paragraph (F) shall preclude the settlement of any transaction entered into through facilities of the NYSE.

G.

Exclusion of Other Rights.

Without prejudice to any contractual obligations existing from time to time between the holders of the Class H Preferred Stock and the Corporation, the shares of Class H Preferred Stock shall not have any rights granted to or imposed thereupon, including as to dividends, preferences, conversion rights or voting rights, other than those specifically set forth in the Charter (including these Articles Supplementary), nor shall the shares of Class H Preferred Stock have preemptive or subscription rights.  The Class H Preferred Stock has no stated maturity and is not subject to any sinking fund or mandatory redemption.

H.

Headings of Subdivisions.

The headings of the various subdivisions hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

I.

Severability of Provisions.

If any preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of the Class H Preferred Stock set forth in the Charter are invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of the Class H Preferred Stock set forth in the Charter which can be given effect without the invalid, unlawful or unenforceable provision thereof shall, nevertheless, remain in full force and effect, and no preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of the Class H Preferred Stock herein set forth shall be deemed dependent upon any other provision thereof unless so expressed therein.

J.

Registration as Depositary Shares.

Shares of Class H Preferred Stock shall be registered in the form of Depositary Shares representing a one-one hundredth fractional interest in a share of Class H Preferred Stock (“Depositary Shares”) on, and subject to, such terms and conditions as may be provided for in any agreement binding upon the Corporation (whether directly or through merger with any other corporation).